Exhibit 10.2

SORRENTO THERAPEUTICS, INC.

2009 STOCK INCENTIVE PLAN

PLAN DOCUMENT

1. Establishment, Purpose, and Types of Awards

Sorrento Therapeutics, Inc. (the “Company”) hereby establishes this equity-based incentive compensation plan to be known as the “Sorrento Therapeutics, Inc. 2009 Stock Incentive Plan” (hereinafter referred to as the “Plan”) in order to provide incentives and awards to select employees, directors, consultants, and advisors of the Company and its Affiliates.

(a) Awards. The Plan permits grants of the following types of awards (“Awards”), according to the Sections of the Plan listed here:

Section 6	Options
Section 7	Share Appreciation Rights
Section 8	Restricted Shares, Restricted Share Units, and Unrestricted Shares
Section 9	Deferred Share Units
Section 10	Performance Awards

(b) Effect on Other Plans. The Plan is not intended to affect and shall not affect any stock options, equity-based compensation or other benefits that the Company or its Affiliates may have provided pursuant to any agreement, plan, or program that is independent of this Plan.

2. Defined Terms

Terms in the Plan that begin with an initial capital letter have the defined meaning set forth in Appendix A, unless defined elsewhere in this Plan or the context of their use clearly indicates a different meaning.

3. Shares Subject to the Plan

Subject to the provisions of Section 13:

(a) The maximum number of Shares that the Company may issue for all Awards is 12,000,000 Shares, as increased by the number of Shares permitted for issuance under the Plan pursuant to the terms of Section 3(c).

(b) For all Awards, the Shares issued pursuant to the Plan may be authorized but unissued Shares, or Shares that the Company has reacquired or otherwise holds in treasury. Shares that are subject to an Award under this Plan that for any reason expire, are forfeited, are cancelled, or become unexercisable, and Shares that are for any other reason not paid or delivered under the Plan shall again, except to the extent prohibited by Applicable Law, be available for subsequent Awards under this Plan. In addition, the Committee may make future Awards with respect to Shares that the Company retains from otherwise delivering pursuant to an Award under this Plan either (i) as payment of the exercise price of an Award, or (ii) in order to satisfy the withholding or employment taxes due upon grant, exercise, vesting or distribution of an Award.

(c) An annual increase in the number of Shares reserved for issuance pursuant to this Plan shall automatically occur on the first day of each fiscal year of the Company, beginning with fiscal year 2011, and the increase shall be equal to the lesser of (a) 1,200,000 Shares, (b) one percent (1%) of outstanding Shares as of the last day of the immediately preceding fiscal year (rounded down to the nearest whole share), and (c) such number of Shares approved by the Board or the Committee.

(d) Notwithstanding the foregoing, but subject to adjustments pursuant to Section 13, the number of Shares that are available for ISO Awards shall be determined, to the extent required under applicable tax laws, by reducing the number of Shares designated in Section 3(a) by the number of Shares issued pursuant to Awards, provided that any Shares that are either issued or purchased under the Plan and forfeited back to the Plan, or surrendered in payment of the exercise price for an Award, shall be available for issuance pursuant to future ISO Awards.

4. Administration

(a) General. The Committee shall administer the Plan in accordance with its terms, provided that the Board may act in lieu of the Committee on any matter. The Committee shall hold meetings at such times and places as it may determine and shall make such rules and regulations for the conduct of its business as it deems advisable. In the absence of a duly appointed Committee or if the Board otherwise chooses to act in lieu of the Committee, the Board shall function as the Committee for all purposes of the Plan.

(b) Committee Composition. The Board shall appoint the members of the Committee. If and to the extent permitted by Applicable Law, the Committee may authorize one or more Reporting Persons (or other officers) to make Awards to Eligible Persons who are not Reporting Persons (or other officers whom the Committee has specifically authorized to make Awards). The Board may at any time appoint additional members to the Committee, remove and replace members of the Committee with or without Cause, and fill vacancies on the Committee however caused.

(c) Powers of the Committee. Subject to the provisions of the Plan, the Committee shall have the authority, in its sole discretion:

(i) to determine Eligible Persons to whom Awards shall be granted from time to time and the number of Shares, units, or SARs to be covered by each Award;

(ii) to determine, from time to time, the Fair Market Value of Shares;

(iii) to determine, and to set forth in Award Agreements, the terms and conditions of all Awards, including any applicable exercise or purchase price, the installments and conditions under which an Award shall become vested (which may be based on performance), terminated, expired, cancelled, or replaced, and the circumstances for vesting acceleration or waiver of forfeiture restrictions, and other restrictions and limitations;

(iv) to approve the forms of Award Agreements and all other documents, notices and certificates in connection therewith which need not be identical either as to type of Award or among Participants;

(v) to construe and interpret the terms of the Plan and any Award Agreement, to determine the meaning of their terms, and to prescribe, amend, and rescind rules and procedures relating to the Plan and its administration;

(vi) to the extent consistent with the purposes of the Plan and without amending the Plan, to modify, cancel, or waive the Company’s rights with respect to any Awards, to adjust or to modify Award Agreements for changes in Applicable Law, and to recognize differences in foreign law, tax policies, or customs;

(vii) to implement paperless documentation, granting, settlement, or exercise of Awards by a Participant may be permitted through the use of such an automated system, in all cases in the event that the Company establishes for itself, or uses, the services of a third party to establish an automated system for the documentation, granting, settlement, or exercise of Award, such as a system using an internet website or interactive voice response; and

(viii) to make all other interpretations and to take all other actions that the Committee may consider necessary or advisable to administer the Plan or to effectuate its purposes.

Subject to Applicable Law and the restrictions set forth in the Plan, the Committee may delegate administrative functions to individuals who are Reporting Persons, officers, or Employees of the Company or its Affiliates.

(d) Action by Committee. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by an officer or other employee of the Company or any Affiliate thereof, the Company’s independent certified public accounts, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

(e) Deference to Committee Determinations. The Committee shall have the discretion to interpret or construe ambiguous, unclear, or implied (but omitted) terms in any fashion it deems to be appropriate in its sole discretion, and to make any findings of fact needed in the administration of the Plan or Award Agreements. The Committee’s prior exercise of its discretionary authority shall not obligate it to exercise its authority in a like fashion thereafter. The Committee’s interpretation and construction of any provision of the Plan, or of any Award or Award Agreement, shall be final, binding, and conclusive. The validity of any such interpretation, construction, decision or finding of fact shall not be given de novo review if challenged in court, by arbitration, or in any other forum, and shall be upheld unless clearly made in bad faith or materially affected by fraud.

(f) No Liability; Indemnification. Neither the Board nor any Committee member, nor any Person acting at the direction of the Board or the Committee, shall be liable for any act, omission, interpretation, construction or determination made in good faith with respect to the Plan, any Award or any Award Agreement. The Company and its Affiliates shall pay or reimburse any member of the

Committee, as well as any Director, Employee, or Consultant who takes action in connection with the Plan, for all expenses incurred with respect to the Plan, and, to the full extent allowable under Applicable Law, shall indemnify each and every one of them for any claims, liabilities, and costs (including reasonable attorneys’ fees) arising out of their good faith performance of duties under the Plan. The Company and its Affiliates may obtain liability insurance for this purpose.

5. Eligibility

(a) General Rule. The Committee may grant ISOs only to Employees (including officers who are Employees) of the Company or an Affiliate that is a “parent corporation” or “subsidiary corporation” within the meaning of Section 424 of the Code, and may grant all other Awards to any Eligible Person. A Participant who has been granted an Award may be granted an additional Award or Awards if the Committee shall so determine, if such person is otherwise an Eligible Person and if otherwise in accordance with the terms of the Plan.

(b) Grant of Awards. Subject to the express provisions of the Plan, the Committee shall determine from the class of Eligible Persons those individuals to whom Awards under the Plan may be granted, the number of Shares subject to each Award, the price (if any) to be paid for the Shares or the Award and, in the case of Performance Awards, in addition to the matters addressed in Section 10, the specific objectives, goals and performance criteria that further define the Performance Award. Each Award shall be evidenced by an Award Agreement signed by the Company and, if required by the Committee, by the Participant. The Award Agreement shall set forth the material terms and conditions of the Award established by the Committee, and each Award shall be subject to the terms and conditions set forth in Sections 23, 24, and 26 unless otherwise specifically provided in an Award Agreement.

(c) Limits on Awards. During any calendar year, no Participant may receive Options and SARs that relate to more than 2,400,000 Shares. The Committee will adjust this limitation pursuant to Section 13 below.

(d) Replacement Awards. Subject to Applicable Laws (including any associated stockholder approval requirements), the Committee may, in its sole discretion and upon such terms as it deems appropriate, require as a condition of the grant of an Award to a Participant that the Participant surrender for cancellation some or all of the Awards that have previously been granted to the Participant under this Plan or otherwise. An Award that is conditioned upon such surrender may or may not be the same type of Award, may cover the same (or a lesser or greater) number of Shares as such surrendered Award, may have other terms that are determined without regard to the terms or conditions of such surrendered Award, and may contain any other terms that the Committee deems appropriate. In the case of Options, these other terms may not include an exercise price that is lower than the exercise price of the surrendered Option unless the Company’s stockholders approve the Option grant itself or the program under which the Option grant is made pursuant to the Plan.

6. Option Awards

(a) Types; Documentation. Subject to Section 5(a), the Committee may in its discretion grant Options pursuant to Award Agreements that are delivered to Participants. Each Option shall be designated in the Award Agreement as an ISO or a Non-ISO, and the same Award Agreement may grant both types of Options. At the sole discretion of the Committee, any Option may be exercisable, in whole or in part, immediately upon the grant thereof, or only after the occurrence of a specified event, or only in installments, which installments may vary. Options granted under the Plan may contain such terms and provisions not inconsistent with the Plan that the Committee shall deem advisable in its sole and absolute discretion.

(b) ISO $100,000 Limitation. To the extent that the aggregate Fair Market Value of Shares with respect to which Options designated as ISOs first become exercisable by a Participant in any calendar year (under this Plan and any other plan of the Company or any Affiliate) exceeds $100,000, such excess Options shall automatically be treated as Non-ISOs. For purposes of determining whether the $100,000 limit is exceeded, the Fair Market Value of the Shares subject to an ISO shall be determined as of the Grant Date. In reducing the number of Options treated as ISOs to meet the $100,000 limit, the most recently granted Options shall be reduced first. In the event that Section 422 of the Code is amended to alter the limitation set forth therein, the limitation of this Section 6(b) shall be automatically adjusted accordingly.

(c) Term of Option. Each Award Agreement shall specify a term at the end of which the Option automatically expires, subject to earlier termination provisions contained in Section 6(h); provided that the term of any Option may not exceed ten years from the Grant Date. In the case of an ISO granted to an Employee who is a Ten Percent Holder on the Grant Date, the term of the ISO shall not exceed five years from the Grant Date.

(d) Exercise Price. The exercise price of an Option shall be determined by the Committee in its sole discretion and shall be set forth in the Award Agreement, provided that:

(i) if an ISO is granted to an Employee who on the Grant Date is a Ten Percent Holder, the per Share exercise price shall not be less than 110% of the Fair Market Value per Share on the Grant Date; and

(ii) for all other Options, such per Share exercise price shall not be less than 100% of the Fair Market Value per Share on the Grant Date.

Neither the Company nor the Committee shall, without stockholder approval, allow for a repricing of Options within the meaning of the federal securities laws applicable to proxy statement disclosures.

(e) Exercise of Option. The times, circumstances and conditions under which an Option shall be exercisable shall be determined by the Committee in its sole discretion and set forth in the Award Agreement. The Committee shall have the discretion to determine whether and to what extent the vesting of Options shall be tolled during any unpaid leave of absence; provided, however, that in the absence of such determination, vesting of Options shall be tolled during any such leave approved by the Company.

(f) Minimum Exercise Requirements. An Option may not be exercised for a fraction of a Share. The Committee may require in an Award Agreement that an Option be exercised as to a minimum number of Shares, provided that such requirement shall not prevent a Participant from purchasing the full number of Shares as to which the Option is then exercisable.

(g) Methods of Exercise. Prior to its expiration pursuant to the terms of the applicable Award Agreement, and subject to the times, circumstances and conditions for exercise contained in the applicable Award Agreement, each Option may be exercised, in whole or in part (provided that the Company shall not be required to issue fractional shares), by delivery of written notice of exercise to the secretary of the Company accompanied by payment of the full exercise price of the Shares being purchased. The Committee shall determine the acceptable methods of payment for exercise of the Option on the Grant Date and it shall be included in the applicable Award Agreement. The methods of payment that the Committee may in its discretion accept or commit to accept in an Option Award Agreement include:

(i) cash or check payable to the Company (in U.S. dollars);

(ii) the Participant’s surrender of a number of Shares that are subject to the Option being exercised and that have a Fair Market Value equal to the exercise price and minimum taxes payable (at statutory rates) upon exercise, with any additional amount that the Participant owes being paid in cash or by check payable to the Company (in U.S. dollars);

(iii) other Shares that (A) are owned by the Participant who is purchasing Shares pursuant to an Option, (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which the Option is being exercised, (C) were not acquired by such Participant pursuant to the exercise of an Option, unless such Shares have been owned by such Participant for at least six months or such longer period as the Committee may determine, (D) are all, at the time of such surrender, free and clear of any and all claims, pledges, liens and encumbrances, or any restrictions which would in any manner restrict the transfer of such shares to or by the Company (other than such restrictions as may have existed prior to an issuance of such Shares by the Company to such Participant), and (E) are duly endorsed for transfer to the Company;

(iv) a cashless exercise program that the Committee may approve, from time to time in its discretion, pursuant to which a Participant may concurrently provide irrevocable instructions (A) to such Participant’s broker or dealer to effect the immediate sale of the purchased Shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the exercise price of the Option plus all applicable taxes required to be withheld by the Company by reason of such exercise, and (B) to the Company to deliver the certificates for the purchased Shares directly to such broker or dealer in order to complete the sale; or

(v) any combination of the foregoing methods of payment.

The Company shall not be required to deliver Shares pursuant to the exercise of an Option until payment of the full exercise price therefore is received by the Company.

(h) Termination of Continuous Service. The Committee may establish and set forth in the applicable Award Agreement the terms and conditions on which an Option shall remain exercisable, if at all, following termination of a Participant’s Continuous Service. The Committee may waive or modify these provisions at any time. To the extent that a Participant is not entitled to exercise an Option at the date of his or her termination of Continuous Service, or if the Participant (or other person entitled to exercise the Option) does not exercise the Option to the extent so entitled within the time specified in the Award Agreement or below (as applicable), the Option shall terminate and the Shares underlying the unexercised portion of the Option shall revert to the Plan and become available for future Awards. Notwithstanding any other provision in this Plan, in no event may any Option be exercised after the expiration of the Option term as set forth in the Award Agreement.

The following provisions shall apply to the extent an Award Agreement does not specify the terms and conditions upon which an Option shall terminate when there is a termination of a Participant’s Continuous Service:

(i) Termination other than Upon Disability or Death or for Cause. In the event of termination of a Participant’s Continuous Service (other than as a result of Participant’s death, disability or termination for Cause), the Participant shall have the right to exercise an Option at any time within 90 days following such termination to the extent the Participant was entitled to exercise such Option at the date of such termination.

(ii) Disability. In the event of termination of a Participant’s Continuous Service as a result of his or her being Disabled, the Participant shall have the right to exercise an Option at any time within one year following such termination to the extent the Participant was entitled to exercise such Option at the date of such termination.

(iii) Death. In the event of the death of a Participant either during the period of Continuous Service since the Grant Date of an Option, or within thirty days following termination of the Participant’s Continuous Service for any reason other than due to Cause, the Option may be exercised, at any time within one year following the date of the Participant’s death, by the Participant’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the right to exercise the Option had vested as of the earlier to occur of the date of the Participant’s death or the date the Participant’s Continuous Service terminated.

(iv) Cause. If the Committee determines that a Participant’s Continuous Service terminated due to Cause, the Participant shall immediately forfeit the right to exercise any Option, and any such Option shall be considered immediately null and void.

(i) Reverse Vesting. The Committee in its sole discretion may allow a Participant to exercise unvested Non-ISOs, in which case the Shares then issued shall be Restricted Shares having analogous vesting restrictions to the unvested Non-ISOs.

7. Share Appreciate Rights (SARs)

(a) Grants. The Committee may in its discretion grant Share Appreciation Rights to any Eligible Person pursuant to Award Agreements, in any of the following forms:

(i) SARs Related to Options. The Committee may grant SARs either concurrently with the grant of an Option or with respect to an outstanding Option, in which case the SAR shall extend to all or a portion of the Shares covered by the related Option. An SAR shall entitle the Participant who holds the related Option, upon exercise of the SAR and surrender of the related Option, or portion thereof, to the extent the SAR and related Option each were previously unexercised, to receive payment of an amount determined pursuant to Sections 7(e) and 7(f). Any SAR granted in connection with an ISO will contain such terms as may be required to comply with the provisions of Section 422 of the Code and the regulations promulgated thereunder.

(ii) SARs Independent of Options. The Committee may grant SARs that are independent of any Option subject to such conditions as the Committee may in its discretion determine, which conditions will be set forth in the applicable Award Agreement.

(iii) Limited SARs. The Committee may grant SARs exercisable only upon or in respect of a Change in Control or any other specified event, and such limited SARs may relate to or operate in tandem or combination with or substitution for Options or other SARs, or on a stand-alone basis, and may be payable in cash or Shares based on the spread between the exercise price of the SAR, and (A) a price based upon or equal to the Fair Market Value of the Shares during a specified period, at a specified time within a specified period before, after or including the date of such event, or (B) a price related to consideration payable to Company’s stockholders generally in connection with the event.

(b) Exercise Price. The per Share exercise price of an SAR shall be determined in the sole discretion of the Committee, shall be set forth in the applicable Award Agreement, and shall be no less than 100% of the Fair Market Value of one Share. The exercise price of an SAR related to an Option shall be the same as the exercise price of the related Option. Neither the Company nor the Committee shall, without stockholder approval, allow for a repricing of any SAR within the meaning of federal securities laws applicable to proxy statement disclosures.

(c) Exercise of SARs. Unless the Award Agreement otherwise provides, an SAR related to an Option will be exercisable at such time or times, and to the extent, that the related Option will be exercisable; provided that the Award Agreement shall not, without the approval of the stockholders of the Company, provide for a vesting period for the exercise of the SAR that is more favorable to the Participant than the exercise period for the related Option. An SAR may not have a term exceeding ten years from its Grant Date. An SAR granted independently of any other Award will be exercisable pursuant to the terms of the Award Agreement. Whether an SAR is related to an Option or is granted independently, the SAR may only be exercised when the Fair Market Value of the Shares underlying the SAR exceeds the exercise price of the SAR.

(d) Effect on Available Shares. All SARs that are settled in shares of the Company’s stock shall be counted in full against the number of shares available for award under the Plan, regardless of the number of shares actually issued upon settlement of the SARs.

(e) Payment. Upon exercise of an SAR related to an Option and the attendant surrender of an exercisable portion of any related Award, the Participant will be entitled to receive payment of an amount determined by multiplying:

(i) the excess of the Fair Market Value of a Share on the date of exercise of the SAR over the exercise price per Share of the SAR, by

(ii) the number of Shares with respect to which the SAR has been exercised.

Notwithstanding the foregoing, an SAR granted independently of an Option (i) may limit the amount payable to the Participant to a percentage specified in the Award Agreement, and (ii) shall be subject to any payment or other restrictions that the Committee may at any time impose in its discretion, including restrictions intended to conform the SARs with Section 409A of the Code.

(f) Form and Terms of Payment. Subject to Applicable Law, the Committee may, in its sole discretion, settle the amount determined under Section 7(e) solely in cash, solely in Shares (valued at their Fair Market Value on the date of exercise of the SAR), or partly in cash and partly in Shares, with cash paid in lieu of fractional shares. Unless otherwise provided in an Award Agreement, all SARs shall be settled in Shares as soon as practicable after exercise.

(g) Termination of Employment or Consulting Relationship. The Committee shall establish and set forth in the applicable Award Agreement the terms and conditions on which an SAR shall remain exercisable, if at all, following termination of a Participant’s Continuous Service. The provisions of Section 6(h) shall apply to the extent an Award Agreement does not specify the terms and conditions upon which an SAR shall terminate when a Participant’s Continuous Service terminates.

8. Restricted Shares, Restricted Share Units and Unrestricted Shares

(a) Grants. The Committee may in its sole discretion grant restricted shares (“Restricted Shares”) to any Eligible Person and shall evidence such grant in an Award Agreement that is delivered to the Participant and that sets forth the number of Restricted Shares, the purchase price for such Restricted Shares (if any), and the terms upon which the Restricted Shares may become vested. In addition, the Company may in its discretion grant to any Eligible Person the right to receive Shares after certain vesting requirements are met (“Restricted Share Units”), and shall evidence such grant in an Award Agreement that is delivered to the Participant and that sets forth the number of Shares (or formula, that may be based on future performance or conditions, for determining the number of Shares) that the Participant shall be entitled to receive upon vesting and the terms upon which the Shares subject to a Restricted Share Unit may become vested. The Committee may condition any Award of Restricted Shares or Restricted Share Units to a Participant on receiving from the Participant such further assurances and documents as the Committee may require to enforce the restrictions. In addition, the Committee may grant Awards hereunder in the form of unrestricted shares (“Unrestricted Shares”), which shall vest in full upon the date of grant or such other date as the Committee may determine or which the Committee may issue pursuant to any program under which one or more Eligible Persons (selected by the Committee in its sole discretion) elect to pay for such Shares or to receive Unrestricted Shares in lieu of cash bonuses that would otherwise be paid.

(b) Vesting and Forfeiture. The Committee shall set forth in an Award Agreement granting Restricted Shares or Restricted Share Units, the terms and conditions under which the Participant’s interest in the Restricted Shares or the Shares subject to Restricted Share Units will become vested and non-forfeitable. Except as set forth in the applicable Award Agreement or the Committee otherwise determines, upon termination of a Participant’s Continuous Service for any other reason, the Participant shall forfeit his or her Restricted Shares and Restricted Share Units; provided that if a Participant purchases the Restricted Shares and forfeits them for any reason, the Company shall return the purchase price to the Participant only if and to the extent set forth in an Award Agreement.

(c) Issuance of Restricted Shares Prior to Vesting. The Company shall issue stock certificates that evidence Restricted Shares pending the lapse of applicable restrictions, and that bear a legend making appropriate reference to such restrictions. Except as set forth in the applicable Award Agreement or as the Committee otherwise determines, the Company or a third party that the Company designates shall hold such Restricted Shares and any dividends that accrue with respect to Restricted Shares pursuant to Section 8(e) below.

(d) Issuance of Shares upon Vesting. As soon as practicable after vesting of a Participant’s Restricted Shares (or Shares underlying Restricted Share Units) and the Participant’s satisfaction of applicable tax withholding requirements, the Company shall release to the Participant, free from the vesting restrictions, one Share for each vested Restricted Share (or issue one Share free of the vesting restriction for each vested Restricted Share Unit), unless an Award Agreement provides otherwise. No fractional shares shall be distributed, and cash shall be paid in lieu thereof.

(e) Dividends Payable on Vesting. Unless otherwise provided in an Award Agreement, whenever Unrestricted Shares are issued to a Participant pursuant to Section 8(d) above, the Participant shall also receive, with respect to each Share issued, (i) a number of Shares equal to the stock dividends which were declared and paid to the holders of Shares between the Grant Date and the date such Share is issued, and (ii) a number of Shares having a Fair Market Value equal to any cash dividends that were paid to the holders of Shares based on a record date between the Grant Date and the date such Share is issued.

(f) Section 83(b) Elections. A Participant may make an election under Section 83(b) of the Code (the “Section 83(b) Election”) with respect to Restricted Shares. If a Participant who has received Restricted Share Units provides the Committee with written notice of his or her intention to make a Section 83(b) Election with respect to the Shares subject to such Restricted Share Units, the Committee may in its discretion convert the Participant’s Restricted Share Units into Restricted Shares, on a one-for-one basis, in full satisfaction of the Participant’s Restricted Share Unit Award. The Participant may then make a Section 83(b) Election with respect to those Restricted Shares. Shares with respect to which a Participant makes a Section 83(b) Election shall not be eligible for deferral pursuant to Section 9.

(g) Deferral Elections. At any time within the 30-day period (or other shorter or longer period that the Committee selects in its sole discretion) in which a Participant who is a member of a select group of management or highly compensated employees (within the meaning of the Code) receives an Award of Restricted Share Units (or before the calendar year in which such a Participant receives a subsequent Award, subject to adjustments by the Committee in accordance with Code Section 409A), the Committee may permit the Participant to irrevocably elect, on a form provided by and acceptable to the Committee, to defer the receipt of all or a percentage of the Shares that would otherwise be transferred to the Participant upon the vesting of such Award more than 12 months after the date of the Participant’s deferral election. If the Participant makes this election, the Shares subject to the election, and any associated dividends and interest, shall be credited to an account established pursuant to Section 9 on the date such Shares would otherwise have been released or issued to the Participant pursuant to Section 8(d) and no vesting shall occur (other than for death or Disability if provided pursuant to the Award Agreement) within the 12-month period following the date of the Participant’s election.

9. Deferred Share Units

(a) Elections to Defer. The Committee may permit any Eligible Person who is a Director, Consultant or member of a select group of management or highly compensated employees (within the meaning of the Code) to irrevocably elect, on a form provided by and acceptable to the Committee (the “Election Form”), to forego the receipt of cash or other compensation (including the Shares deliverable pursuant to any Award other than Restricted Shares), and in lieu thereof to have the Company credit to an internal Plan account (the “Account”) a number of deferred share units (“Deferred Share Units”) having a Fair Market Value equal to the Shares and other compensation deferred. These credits will be made at the end of each calendar month during which compensation is deferred. Each Election Form shall take effect on the first day of the next calendar year (or on the first day of the next calendar month in the case of an initial election by a Participant who first becomes eligible to defer hereunder, subject to adjustments by the Committee in accordance with Code Section 409A) after its delivery to the Company, subject to Section 8(g) regarding deferral of Restricted Shares and Restricted Share Units and to Section 10(e) regarding deferral of Performance Awards, unless the Company sends the Participant a written notice explaining why the Election Form is invalid within five business days after the Company receives it. Notwithstanding the foregoing sentence: (i) Election Forms shall be ineffective with respect to any compensation that a Participant earns before the date on which the Company receives the Election Form, and (ii) the Committee may unilaterally make awards in the form of Deferred Share Units, regardless of whether or not the Participant foregoes other compensation.

(b) Vesting. Unless an Award Agreement expressly provides otherwise, each Participant shall be 100% vested at all times in any Shares subject to Deferred Share Units.

(c) Issuances of Shares. The Company shall provide a Participant with one Share for each Deferred Share Unit in five substantially equal annual installments that are issued before the last day of each of the five calendar years that end after the date on which the Participant’s Continuous Service terminates, unless:

(i) the Participant has properly elected a different form of distribution, on a form approved by the Committee, that permits the Participant to select any combination of a lump sum and annual installments that are completed within ten years following termination of the Participant’s Continuous Service, and

(ii) the Company received the Participant’s distribution election form at the time the Participant elects to defer the receipt of cash or other compensation pursuant to Section 9(a), provided that such election may be changed through any subsequent election that (i) is delivered to the Company at least one year before the date on which distributions are otherwise scheduled to commence pursuant to the Participant’s election, and (ii) defers the commencement of distributions by at least five years from the originally scheduled commencement date.

Fractional shares shall not be issued, and instead shall be paid out in cash.

(d) Crediting of Dividends. Unless otherwise provided in an Award Agreement, whenever Shares are issued to a Participant pursuant to Section 9(c), the Participant shall also receive, with respect to each Share issued, (i) a number of Shares equal to any stock dividends which were declared and paid to the holders of Shares between the Grant Date and the date such Share is issued, and (ii) a number of Shares having a Fair Market Value equal to any cash dividends that were paid to the holders of Shares based on a record date between the Grant Date and the date such Share is issued.

(e) Emergency Withdrawals. In the event a Participant suffers an unforeseeable emergency within the contemplation of this Section and Section 409A of the Code, the Participant may apply to the Company for an immediate distribution of all or a portion of the Participant’s Deferred Share Units. The unforeseeable emergency must result from a sudden and unexpected illness or accident of the Participant, the Participant’s spouse, or a dependent (within the meaning of Section 152(a) of the Code) of the Participant, casualty loss of the Participant’s property, or other similar extraordinary and unforeseeable conditions beyond the control of the Participant. Examples of purposes which are not considered unforeseeable emergencies include post-secondary school expenses or the desire to purchase a residence. In no event will a distribution be made to the extent the unforeseeable emergency could be relieved through reimbursement or compensation by insurance or otherwise, or by liquidation of the Participant’s nonessential assets to the extent such liquidation would not itself cause a severe financial hardship. The amount of any distribution hereunder shall be limited to the amount necessary to relieve the Participant’s unforeseeable emergency plus amounts necessary to pay taxes reasonably anticipated as a result of the distribution. The Committee shall determine whether a Participant has a qualifying unforeseeable emergency and the amount which qualifies for distribution, if any. The Committee may require evidence of the purpose and amount of the need, and may establish such application or other procedures as it deems appropriate.

(f) Unsecured Rights to Deferred Compensation. A Participant’s right to Deferred Share Units shall at all times constitute an unsecured promise of the Company to pay benefits as they come due. The right of the Participant or the Participant’s duly-authorized transferee to receive benefits hereunder shall be solely an unsecured claim against the general assets of the Company. Neither the Participant nor the Participant’s duly-authorized transferee shall have any claim against or rights in any specific assets, shares, or other funds of the Company.

10. Performance Awards

(a) Performance Units. Subject to the limitations set forth in Section 10(c), the Committee may in its discretion grant Performance Units to any Eligible Person and shall evidence such grant in an Award Agreement that is delivered to the Participant which sets forth the terms and conditions of the Award.

(b) Performance Compensation Awards. Subject to the limitations set forth in Section 10(c), the Committee may, at the time of grant of a Performance Unit, designate such Award as a “Performance Compensation Award” (payable in cash or Shares) in order that such Award constitutes “qualified performance-based compensation” under Code Section 162(m), in which event the Committee shall have the power to grant such Performance Compensation Award upon terms and conditions that qualify it as “qualified performance-based compensation” within the meaning of Code Section 162(m). With respect to each such Performance Compensation Award, the Committee shall establish, in writing within the time required under Code Section 162(m), a “Performance Period,” “Performance Measure(s)”, and “Performance Formula(e)” (each such term being hereinafter defined). Once established for a Performance Period, the Performance Measure(s) and Performance Formula(e) shall not be amended or otherwise modified to the extent such amendment or modification would cause the compensation payable pursuant to the Award to fail to constitute qualified performance-based compensation under Code Section 162(m).

A Participant shall be eligible to receive payment in respect of a Performance Compensation Award only to the extent that the Performance Measure(s) for such Award is achieved and the Performance Formula(e) as applied against such Performance Measure(s) determines that all or some portion of such Participant’s Award has been earned for the Performance Period. As soon as practicable after the close of each Performance Period, the Committee shall review and certify in writing whether, and to what extent, the Performance Measure(s) for the Performance Period have been achieved and, if so, determine and certify in writing the amount of the Performance Compensation Award to be paid to the Participant and, in so doing, may use negative discretion to decrease, but not increase, the amount of the Award otherwise payable to the Participant based upon such performance.

(c) Limitations on Awards. The maximum Performance Unit Award and the maximum Performance Compensation Award that any one Participant may receive for any one Performance Period shall not together exceed 6,000,000 Shares and $1,000,000 in cash. The Committee shall have the discretion to provide in any Award Agreement that any amounts earned in excess of these limitations will either be credited as Deferred Share Units, or as deferred cash compensation under a separate plan of the Company (provided in the latter case that such deferred compensation either bears a reasonable rate of interest or has a value based on one or more predetermined actual investments). Any amounts for which payment to the Participant is deferred pursuant to the preceding sentence shall be paid to the Participant in a future year or years not earlier than, and only to the extent that, the Participant is either not receiving compensation in excess of these limits for a Performance Period, or is not subject to the restrictions set forth under Section 162(b) of the Code.

(d) Definitions.

(i) “Performance Formula” means, for a Performance Period, one or more objective formulas or standards established by the Committee for purposes of determining whether or the extent to which an Award has been earned based on the level of performance attained or to be attained with respect to one or more Performance Measure(s). Performance Formulae may vary from Performance Period to Performance Period and from Participant to Participant and may be established on a stand-alone basis, in tandem or in the alternative.

(ii) “Performance Measure” means one or more of the following selected by the Committee to measure Company, Affiliate, and/or business unit performance for a Performance Period, whether in absolute or relative terms (including, without limitation, terms relative to a peer group or index): basic, diluted, or adjusted earnings per share; sales or revenue; earnings before interest, taxes, and other adjustments (in total or on a per share basis); basic or adjusted net income; returns on equity, assets, capital, revenue or similar measure; economic value added; working capital; total shareholder return; and product development, product market share, research, licensing, litigation, human resources, information services, mergers, acquisitions, sales of assets of Affiliates or business units. Each such measure shall be, to the extent applicable, determined in accordance with generally accepted accounting principles as consistently applied by the Company (or such other standard applied by the Committee) and, if so determined by the Committee, and in the case of a Performance Compensation Award, to the extent permitted under Code Section 162(m), adjusted to omit the effects of extraordinary items, gain or loss on the disposal of a business segment, unusual or infrequently occurring events and transactions and cumulative effects of changes in accounting principles. Performance Measures may vary from Performance Period to Performance Period and from Participant to Participant, and may be established on a stand-alone basis, in tandem or in the alternative.

(iii) “Performance Period” means one or more periods of time (of not less than one fiscal year of the Company), as the Committee may designate, over which the attainment of one or more Performance Measure(s) will be measured for the purpose of determining a Participant’s rights in respect of an Award.

(e) Deferral Elections. At any time prior to the date that is at least six months before the close of a Performance Period (or shorter or longer period that the Committee selects) with respect to an Award of either Performance Units or Performance Compensation, the Committee may permit a Participant who is a member of a select group of management or highly compensated employees (within the meaning of the Code) to irrevocably elect, on a form provided by and acceptable to the Committee, to defer the receipt of all or a percentage of the cash or Shares that would otherwise be transferred to the Participant upon the vesting of such Award. If the Participant makes this election, the cash or Shares subject to the election, and any associated interest and dividends, shall be credited to an account established pursuant to Section 9 on the date such cash or Shares would otherwise have been released or issued to the Participant pursuant to Section 10(a) or Section 10(b).

11. Taxes

(a) General. As a condition to the issuance or distribution of Shares pursuant to the Plan, the Participant (or in the case of the Participant’s death, the person who succeeds to the Participant’s rights) shall make such arrangements as the Company may require for the satisfaction of any applicable federal, state, local or foreign withholding tax obligations that may arise in connection with the Award and the issuance of Shares. The Company shall not be required to issue any Shares until such obligations are satisfied. If the Committee allows the withholding or surrender of Shares to satisfy a Participant’s tax withholding obligations, the Committee shall not allow Shares to be withheld in an amount that exceeds the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes.

(b) Default Rule for Employees. In the absence of any other arrangement, an Employee shall be deemed to have directed the Company to withhold or collect from his or her cash compensation an amount sufficient to satisfy such tax obligations from the next payroll payment otherwise payable after the date of the exercise of an Award.

(c) Special Rules. In the case of a Participant other than an Employee (or in the case of an Employee where the next payroll payment is not sufficient to satisfy such tax obligations, with respect to any remaining tax obligations), in the absence of any other arrangement and to the extent permitted under Applicable Law, the Participant shall be deemed to have elected to have the Company withhold from the Shares or cash to be issued pursuant to an Award that number of Shares having a Fair Market Value determined as of the applicable Tax Date (as defined below) or cash equal to the amount required to be withheld. For purposes of this Section 11, the Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined under the Applicable Law (the “Tax Date”).

(d) Surrender of Shares. If permitted by the Committee, in its discretion, a Participant may satisfy the minimum applicable tax withholding and employment tax obligations associated with an Award by surrendering Shares to the Company (including Shares that would otherwise be issued pursuant to the Award) that have a Fair Market Value determined as of the applicable Tax Date equal to the amount required to be withheld. In the case of Shares previously acquired from the Company that are surrendered under this Section 11, such Shares must have been owned by the Participant for more than six months on the date of surrender (or such longer period of time the Company may in its discretion require).

(e) Income Taxes and Deferred Compensation. Participants are solely responsible and liable for the satisfaction of all taxes and penalties that may arise in connection with Awards (including any taxes arising under Section 409A of the Code), and the Company shall not have any obligation to indemnify or otherwise hold any Participant harmless from any or all of such taxes. The Committee shall have the discretion to organize any deferral program, to require deferral election forms, and to grant or to unilaterally modify any Award in a manner (i) that conforms with the requirements of Section 409A of the Code with respect to compensation that is deferred and that vests after December 31, 2004, (ii) that voids any Participant election to the extent it would violate Section 409A of the Code, and (iii) for any distribution election that would violate Section 409A of the Code, to make distributions pursuant to the Award at the earliest to occur of a distribution event that is allowable under Section 409A of the Code or any distribution event that is both allowable under Section 409A of the Code and is elected by the Participant, subject to any valid second election to defer, provided that the Committee permits second elections to defer in accordance with Section 409A(a)(4)(C) of the Code. The Committee shall have the sole discretion to interpret the requirements of the Code, including Section 409A, for purposes of the Plan and all Awards.

12. Non-Transferability of Awards

(a) General. Except as set forth in this Section 12, or as otherwise approved by the Committee, Awards may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution, or in the case of an option other than an ISO, pursuant to a domestic relations order as defined under Rule 16a-12 under the Exchange Act. The designation of a beneficiary by a Participant will not constitute a transfer. An Award may be exercised, during the lifetime of the holder of an Award, only by such holder, the duly-authorized legal representative of a Participant who is Disabled, a transferee permitted by this Section 12, or except as would cause an ISO to lose such status, by a bankruptcy trustee.

(b) Limited Transferability Rights. Notwithstanding anything else in this Section 12, the Committee may in its discretion provide in an Award Agreement that an Award relating to non-ISOs, SARs settled only in Shares, Restricted Shares, or Performance Shares may be transferred, on such terms and conditions as the Committee deems appropriate, either (i) by instrument to the Participant’s “Immediate Family” (as defined below), (ii) by instrument to an inter vivos or testamentary trust (or other entity) in which the Award is to be passed to the Participant’s designated beneficiaries, or (iii) by gift to charitable institutions. Each share of restricted stock shall be non-transferable until such share becomes non-forfeitable. Any transferee of the Participant’s rights shall succeed and be subject to all of the terms of the applicable Award Agreement and the Plan. “Immediate Family” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and shall include adoptive relationships.

13. Adjustments Upon Changes in Capitalization, Dissolution, Liquidation or a Change in Control

(a) Changes in Capitalization. The Committee shall equitably adjust the number of Shares covered by each outstanding Award, and the number of Shares that have been authorized for issuance under the Plan but as to which no Awards have yet been granted or that have been returned to the Plan upon cancellation, forfeiture, or expiration of an Award, as well as the price per Share covered by each such outstanding Award, to reflect any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination, recapitalization or reclassification of the Shares, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company, in each case effected at any time after this Plan is approved by the Board. In the event of any such transaction or event, the Committee may provide in substitution for any or all outstanding Awards under the Plan such alternative consideration (including securities of any surviving entity) as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of all Awards so replaced. In any case, such substitution of securities shall not require the consent of any person who is granted Awards pursuant to the Plan. Except as expressly provided herein, or in an Award Agreement, if the Company issues for consideration shares of stock of any class or securities convertible into shares of stock of any class, the issuance shall not affect, and no adjustment by reason thereof shall be required to be made with respect to the number or price of Shares subject to any Award.

(b) Dissolution or Liquidation. In the event of the dissolution or liquidation of the Company other than as part of a Change in Control, each Award will terminate immediately prior to the consummation of such action, subject to the ability of the Committee to exercise any discretion authorized in the case of a Change in Control.

(c) Change in Control. In the event of a Change in Control, the Committee may in its sole and absolute discretion and authority, without obtaining the approval or consent of the Company’s stockholders or any Participant with respect to his or her outstanding Awards, take one or more of the following actions:

(i) cause or otherwise provide that each outstanding Award shall be assumed through the continuation of the Plan and the assumption of the agreements covering the Award or substituted for a substantially similar award issued by a successor entity or a parent or subsidiary of such successor entity (the “Successor Entity”), in each case with appropriate adjustments as to the number and kind of shares subject to the Award, the exercise price of such Award and such other terms deemed appropriate, as applicable;

(ii) arrange or otherwise provide for the payment of cash or other consideration to Participants in exchange for the satisfaction and cancellation of outstanding Awards;

(iii) accelerate in part or in full to a date prior to the effective time of such Change in Control as the Committee shall determine (or, if the Committee shall not determine such a date, to the date that is two days prior to the effective time of the Change in Control) the vesting of Awards so that Awards shall vest (and, to the extent applicable, become exercisable) as to the Shares that otherwise would have been unvested and provide that repurchase rights of the Company with respect to Shares issued upon exercise of an Award shall lapse as to the Shares subject to such repurchase right; or

(iv) make such other modifications, adjustments or amendments to outstanding Awards or this Plan as the Committee deems necessary or appropriate, subject, however, to the terms of Section 15(a).

Notwithstanding the above, (i) to the extent that an Award is not exercised prior to consummation of a transaction, including a Change in Control, in which the Award is not being assumed or substituted for in such transaction, such Award shall automatically terminate as of immediately prior to the consummation of such transaction; and (ii) in the event a Participant holding an Award assumed or substituted by the Successor Entity in a Change in Control is Involuntarily Terminated by the Successor Entity in connection with, or within 12 months following consummation of, the Change in Control, then any assumed or substituted Award held by the terminated Participant at the time of termination shall accelerate and become fully vested (and exercisable in full in the case of Options and SARs), and any repurchase right applicable to any Shares shall lapse in full, unless an Award Agreement provides for a more restrictive acceleration or vesting schedule or more restrictive limitations on the lapse of repurchase rights or otherwise places additional restrictions, limitations and conditions on an Award. The acceleration of vesting and lapse of repurchase rights provided for in the previous sentence shall occur immediately prior to the effective time of the Participant’s termination, unless an Award Agreement provides otherwise.

(d) Certain Distributions. In the event of any distribution to the Company’s stockholders of securities of any other entity or other assets (other than dividends payable in cash or stock of the Company) without receipt of consideration by the Company, the Committee may, in its discretion, appropriately adjust the price per Share covered by each outstanding Award to reflect the effect of such distribution.

14. Time of Granting Awards.

The date of grant (“Grant Date”) of an Award shall be the date on which the Committee makes the determination granting such Award or such other date as is determined by the Committee and set forth in the Award Agreement, provided that in the case of an ISO, the Grant Date shall be the later of the date on which the Committee makes the determination granting such ISO or the date of commencement of the Participant’s employment relationship with the Company.

15. Modification of Awards and Substitution of Options.

(a) Modification, Extension, and Renewal of Awards. Within the limitations of the Plan, the Committee may modify an Award to accelerate the rate at which an Option or SAR may be exercised (including without limitation permitting an Option or SAR to be exercised in full without regard to the installment or vesting provisions of the applicable Award Agreement or whether the Option or

SAR is at the time exercisable, to the extent it has not previously been exercised), to accelerate the vesting of any Award, to extend or renew outstanding Awards or to accept the cancellation of outstanding Awards to the extent not previously exercised. However, the Committee may not cancel an outstanding option that is underwater for the purpose of reissuing the option to the participant at a lower exercise price or granting a replacement award of a different type. Notwithstanding the foregoing provision, no modification of an outstanding Award shall materially and adversely affect such Participant’s rights thereunder, unless either the Participant provides written consent or there is an express Plan provision permitting the Committee to act unilaterally to make the modification.

(b) Substitution of Options. Notwithstanding any inconsistent provisions or limits under the Plan, in the event the Company or an Affiliate acquires (whether by purchase, merger or otherwise) all or substantially all of outstanding capital stock or assets of another corporation or in the event of any reorganization or other transaction qualifying under Section 424 of the Code, the Committee may, in accordance with the provisions of that Section, substitute Options for options under the plan of the acquired company provided (i) the excess of the aggregate fair market value of the shares subject to an option immediately after the substitution over the aggregate option price of such shares is not more than the similar excess immediately before such substitution and (ii) the new option does not give persons additional benefits, including any extension of the exercise period.

16. Term of Plan.

The Plan shall continue in effect for a term of ten years from its effective date as determined under Section 20, unless the Plan is sooner terminated under Section 17.

17. Amendment and Termination of the Plan.

(a) Authority to Amend or Terminate. Subject to Applicable Laws, the Board may from time to time amend, alter, suspend, discontinue, or terminate the Plan.

(b) Effect of Amendment or Termination. No amendment, suspension, or termination of the Plan shall materially and adversely affect Awards already granted unless either it relates to an adjustment pursuant to Section 13, or it is otherwise mutually agreed between the Participant and the Committee, which agreement must be in writing and signed by the Participant and the Company. Notwithstanding the foregoing, the Committee may amend the Plan to eliminate provisions which are no longer necessary as a result of changes in tax or securities laws or regulations, or in the interpretation thereof.

18. Conditions Upon Issuance of Shares.

Notwithstanding any other provision of the Plan or any agreement entered into by the Company pursuant to the Plan, the Company shall not be obligated, and shall have no liability for failure, to issue or deliver any Shares under the Plan unless such issuance or delivery would comply with Applicable Law, with such compliance determined by the Company in consultation with its legal counsel.

19. Reservation of Shares.

The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. Neither the Company nor the Committee shall, without stockholder approval, allow for a repricing within the meaning of the federal securities laws applicable to proxy statement disclosures.

20. Effective Date and Contingencies.

The Plan shall become effective on the date it is adopted by the Board or the Committee; provided that this Plan shall be submitted to the Company’s stockholders for approval. If this Plan is not approved by the Company’s stockholders in accordance with Applicable Laws (as determined by the Committee in its sole discretion) within one year from the date of approval by the Board, this Plan and any Awards shall be null, void, and of no force and effect. Awards granted under this Plan before approval of this Plan by the stockholders shall be granted subject to such approval, and no Shares shall be distributed before such approval.

21. Controlling Law.

This Plan shall be governed by the laws of the State of Delaware (without regard to conflicts of laws principles), to the extent not preempted by United States federal law. If any provision of this Plan is held by a court of competent jurisdiction to be invalid and unenforceable, the remaining provisions shall continue to be fully effective.

22. Laws and Regulations.

(a) U.S. Securities Laws. This Plan, the grant of Awards, and the exercise of Options and SARs under this Plan, and the obligation of the Company to sell or deliver any of its securities (including, without limitation, Options, Restricted Shares, Restricted Share Units, Deferred Share Units, and Shares) under this Plan shall be subject to all Applicable Law. In the event that the Shares are not registered under the Securities Act of 1933, as amended (the “Act”), or any applicable state securities laws prior to the delivery of such Shares, the Company may require, as a condition to the issuance thereof, that the persons to whom Shares are to be issued represent and warrant in writing to the Company that such Shares are being acquired by him or her for investment for his or her own account and not with a view to, for resale in connection with, or with an intent of participating directly or indirectly in, any distribution of such Shares within the meaning of the Act, and a legend to that effect may be placed on the certificates representing the Shares.

(b) Other Jurisdictions. To facilitate the making of any grant of an Award under this Plan, the Committee may provide for such special terms for Awards to Participants who are foreign nationals or who are employed by the Company or any Affiliate outside of the United States of America as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. The Company may adopt rules and procedures relating to the operation and administration of this Plan to accommodate the specific requirements of local laws and procedures of particular countries. Without limiting the foregoing, the Company is specifically authorized to adopt rules and procedures regarding the conversion of local currency, taxes, withholding procedures and handling of stock certificates which vary with the customs and requirements of particular countries. The Company may adopt sub-plans and establish escrow accounts and trusts as may be appropriate or applicable to particular locations and countries.

23. No Stockholder Rights. Neither a Participant nor any transferee of a Participant shall have any rights as a stockholder of the Company with respect to any Shares underlying any Award until the date of issuance of a share certificate to a Participant or a transferee of a Participant for such Shares in accordance with the Company’s governing instruments and Applicable Law. Prior to the issuance of Shares pursuant to an Award, a Participant shall not have the right to vote or to receive dividends or any other rights as a stockholder with respect to the Shares underlying the Award, notwithstanding its exercise in the case of Options and SARs. No adjustment will be made for a dividend or other right that is determined based on a record date prior to the date the stock certificate is issued, except as otherwise specifically provided for in this Plan.

24. No Employment Rights. The Plan shall not confer upon any Participant any right to continue an employment, service or consulting relationship with the Company, nor shall it affect in any way a Participant’s right or the Company’s right to terminate the Participant’s employment, service, or consulting relationship at any time, with or without Cause.

25. References. All references herein to sections and appendices shall be deemed to be references to sections and appendices, respectively, of this Plan unless the context shall otherwise require. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. Unless otherwise expressly provided herein, any agreement, instrument or statute defined or referred to herein or in any agreement or instrument defined or referred to herein means such agreement, instrument or statute as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes, and references to all attachments thereto and instruments incorporated therein.

26. Termination, Rescission and Recapture of Awards. Notwithstanding any other provision of the Plan, but only to the extent specifically provided in any Award Agreement, this Section shall only apply to a Participant who is, on the Award Date, an Employee of the Company or its Affiliates, and shall automatically cease to apply to any Participant from and after his or her termination of Continuous Service after a Change in Control.

(a) Each Award under the Plan is intended to align the Participant’s long-term interest with those of the Company. If the Participant engages in certain activities discussed below, either during employment or after employment with the Company terminates for any reason, the Participant is acting contrary to the long-term interests of the Company. Accordingly, except as otherwise expressly provided in the Award Agreement, the Company may terminate any outstanding, unexercised, unexpired, unpaid, or deferred Awards (“Termination”), rescind any exercise, payment or delivery pursuant to the Award (“Rescission”), or recapture any Common Stock (whether restricted or unrestricted) or proceeds from the Participant’s sale of Shares issued pursuant to the Award (“Recapture”), if the Participant does not comply with the conditions of subsections (b) and (c) hereof (collectively, the “Conditions”).

(b) A Participant shall not, without the Company’s prior written authorization, disclose to anyone outside the Company, or use in other than the Company’s business, any proprietary or confidential information or material, as those or other similar terms are used in any applicable patent, confidentiality, inventions, secrecy, or other agreement between the Participant and the Company with regard to any such proprietary or confidential information or material.

(c) Pursuant to any agreement between the Participant and the Company with regard to intellectual property (including but not limited to patents, trademarks, copyrights, trade secrets, inventions, developments, improvements, proprietary information, confidential business and personnel information), a Participant shall promptly disclose and assign to the Company or its designee all right, title, and interest in such intellectual property, and shall take all reasonable steps necessary to enable the Company to secure all right, title and interest in such intellectual property in the United States and in any foreign country.

(d) Upon exercise, payment, or delivery of cash or Common Stock pursuant to an Award, the Participant shall certify on a form acceptable to the Company that he or she is in compliance with the terms and conditions of the Plan and, if a severance of Continuous Service has occurred for any reason, shall state the name and address of the Participant’s then-current employer or any entity for which the Participant performs business services and the Participant’s title, and shall identify any organization or business in which the Participant owns a greater-than-five-percent equity interest.

(e) If the Company determines, in its sole and absolute discretion, that (i) a Participant has violated any of the Conditions or (ii) during his or her Continuous Service, or within one (1) year after Participant’s termination for any reason, a Participant (a) has rendered services to or otherwise directly or indirectly engaged in or assisted, any organization or business that, in the judgment of the Company in its sole and absolute discretion, is or is working to become competitive with the Company; (b) has solicited any non-administrative employee of the Company to terminate employment with the Company; or (c) has engaged in activities which are materially prejudicial to or in conflict with the interests of the Company, including any breaches of fiduciary duty or the duty of loyalty, then the Company may, in its sole and absolute discretion, impose a Termination, Rescission, and/or Recapture with respect to any or all of the Participant’s relevant Awards, Shares, and the proceeds thereof.

(f) Within ten days after receiving notice from the Company of any such activity, the Participant shall deliver to the Company the Shares acquired pursuant to the Award, or, if Participant has sold the Shares, the gain realized, or payment received as a result of the rescinded exercise, payment, or delivery; provided that if the Participant returns Shares that the Participant purchased pursuant to the exercise of an Option (or the gains realized from the sale of such Common Stock), the Company shall promptly refund the exercise price, without earnings, that the Participant paid for the Shares. Any payment by the Participant to the Company pursuant to this Section 26 shall be made either in cash or by returning to the Company the number of Shares that the Participant received in connection with the rescinded exercise, payment, or delivery. It shall not be a basis for Termination, Rescission or Recapture if after termination of a Participant’s Continuous Service, the Participant purchases, as an investment or otherwise, stock or other securities of such an organization or business, so long as (i) such stock or other securities are listed upon a recognized securities exchange or traded over-the-counter, and (ii) such investment does not represent more than a five percent (5%) equity interest in the organization or business.

(g) Notwithstanding the foregoing provisions of this Section, the Company has sole and absolute discretion not to require Termination, Rescission and/or Recapture, and its determination not to require Termination, Rescission and/or Recapture with respect to any particular act by a particular Participant or Award shall not in any way reduce or eliminate the Company’s authority to require Termination, Rescission and/or Recapture with respect to any other act or Participant or Award. Nothing in this Section shall be construed to impose obligations on the Participant to refrain from engaging in lawful competition with the Company after the termination of employment that does not violate subsections (b) or (c) of this Section, other than any obligations that are part of any separate agreement between the Company and the Participant or that arise under applicable law.

(h) All administrative and discretionary authority given to the Company under this Section shall be exercised by the most senior human resources executive of the Company or such other person or committee (including without limitation the Committee) as the Committee may designate from time to time.

(i) Notwithstanding any provision of this Section, if any provision of this Section is determined to be unenforceable or invalid under any applicable law, such provision will be applied to the maximum extent permitted by applicable law, and shall automatically be deemed amended in a manner consistent with its objectives to the extent necessary to conform to any limitations required under applicable law. Furthermore, if any provision of this Section is illegal under any applicable law, such provision shall be null and void to the extent necessary to comply with applicable law.

27. Recoupment of Awards. Unless otherwise specifically provided in an Award Agreement, and to the extent permitted by Applicable Law, the Committee may in its sole and absolute discretion, without obtaining the approval or consent of the Company’s stockholders or of any Participant, require that any Participant reimburse the Company for all or any portion of any Awards granted to him or her under this Plan (“Reimbursement”), or the Committee may require the Termination or Rescission of, or the Recapture associated with, any Award, if and to the extent—

(a) the granting, vesting, or payment of such Award (or portion thereof) was predicated upon the achievement of certain financial results or other performance criteria;

(b) in the Committee’s view, the Participant either benefited from a calculation that later proves to be materially inaccurate, or engaged in one or more material acts of fraud or misconduct that caused or partially caused the need for a financial restatement by the Company or any material Affiliate thereof; and

(c) a lower granting, vesting or payment of such Award would have occurred based upon the conduct described in clause (b) of this Section 27.

In each instance, the Committee may, to the extent practicable and allowable under Applicable Laws, require Reimbursement, Termination or Rescission of, or Recapture relating to, any such Award granted to a Participant; provided that the Company will not seek Reimbursement, Termination or Rescission of, or Recapture relating to, any such Awards that were paid or vested more than three years prior to the first date of the applicable restatement period.

28. Pre-National Securities Exchange Listing Provisions.

Subject to any contrary terms set forth in any Award Agreement, for any period preceding the date on which the Shares are not listed for trading on the New York Stock Exchange, the NYSE Amex, the Nasdaq Stock Market, LLC, or a successor to one of them, this Section shall be applicable to any Shares subject to or issued pursuant to Awards.

(a) Stockholders’ Agreement. As a condition for the delivery of any Shares pursuant to any Award, the Committee may require the Participant to execute and be bound by any agreement that generally exists between the Company and similarly-situated stockholders of the Company.

(b) Repurchase Rights. The Committee in its discretion may provide that the Company may repurchase Shares issued pursuant to the Plan upon a Participant’s termination of Continuous Service; provided, however that any such repurchase right shall be set forth in the applicable Award Agreement or in another agreement referred to in such agreement and, provided further, that to the extent required by Section 260.140.41 and Section 260.140.42 of Title 10 of the California Code of Regulations, any such repurchase right granted prior to the date on which the Shares become publicly-traded to a person who is not an Officer, Director or Consultant shall be upon the following terms: (i) if the repurchase option gives the Company the right to repurchase the shares upon termination of Continuous Service at not less than the Fair Market Value of the Shares to be purchased on the date of termination of Continuous Service, then (A) the right to repurchase shall be exercised for cash or cancellation of purchase money indebtedness for the shares within ninety (90) days of termination of Continuous Service (or in the case of shares issued upon exercise of Options or SARs after such date of termination, within ninety (90) days after the date of the exercise) or such longer period as may be agreed to by the Committee and the Plan participant, and (B) the right terminates when the shares become publicly traded; and (ii) if the repurchase option gives the Company the right to repurchase the Shares upon termination of the Participant’s Continuous Service at the original purchase price for such Shares, then (A) the right to repurchase at the original purchase price shall lapse at the rate of at least twenty percent (20%) of the Shares per year over five (5) years from the Grant Date (without respect to the date the Option or SAR was exercised or became exercisable), and (B) the right to repurchase shall be exercised for cash or cancellation of purchase money indebtedness for the Shares within ninety (90) days of termination of Continuous Service (or, in the case of shares issued upon exercise of Options or SARs, after such date of termination, within ninety (90) days after the date of the exercise) or such longer period as may be agreed to by the Company and the Participant.

[APPENDIX A FOLLOWS]

SORRENTO THERAPEUTICS, INC.

2009 STOCK INCENTIVE PLAN

Appendix A: Definitions

As used in the Plan, the following definitions shall apply:

“Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls or is controlled by or under common control with such Person. For the purposes of this definition, “control,” when used with respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person or the power to elect directors, whether through the ownership of voting securities, by contract or otherwise; and the terms “affiliated,” “controlling” and “controlled” have meanings correlative to the foregoing.

“Applicable Law” means the legal requirements relating to the administration of options and share-based plans under applicable U.S. federal and state laws, the Code, any applicable stock exchange or automated quotation system rules or regulations, and the applicable laws of any other country or jurisdiction where Awards are granted, as such laws, rules, regulations and requirements shall be in place from time to time.

“Award” means any award made pursuant to the Plan, including awards made in the form of an Option, an SAR, a Restricted Share, a Restricted Share Unit, an Unrestricted Share, a Deferred Share Unit, and a Performance Award, or any combination thereof, whether alternative or cumulative, authorized by and granted under this Plan.

“Award Agreement” means any written document setting forth the terms of an Award that has been authorized by the Committee. The Committee shall determine the form or forms of documents to be used, and may change them from time to time for any reason.

“Board” means the Board of Directors of the Company.

“Cause” for termination of a Participant’s Continuous Service will have the meaning set forth in any unexpired employment, consulting or service agreement between the Company and the Participant. In the absence of such an agreement, “Cause” will exist if the Participant is terminated from employment or other service with the Company or an Affiliate for any of the following reasons: (i) the Participant’s willful failure to substantially perform his or her duties and responsibilities to the Company or deliberate violation of a material Company policy; (ii) the Participant’s commission of any material act or acts of fraud, embezzlement, dishonesty, or other willful misconduct; (iii) the Participant’s material unauthorized use or disclosure of any proprietary information or trade secrets of the Company or any other party to whom the Participant owes an obligation of nondisclosure as a result of his or her relationship with the Company; or (iv) Participant’s willful and material breach of any of his or her obligations under any written agreement or covenant with the Company.

The Committee shall in its discretion determine whether or not a Participant is being terminated for Cause. The Committee’s determination shall, unless arbitrary and capricious, be final and binding on the Participant, the Company, and all other affected persons. The foregoing definition does not in any way limit the Company’s ability to terminate a Participant’s employment, consulting or service relationship at any time, and the term “Company” will be interpreted herein to include any Affiliate or successor thereto, if appropriate.

“Change in Control” shall mean the occurrence during the term of the Plan of any of the following events, subject however to the Committee’s determination (to the extent required to conform with Section 409A of the Code) that any occurrence listed below is a permissible distribution event within the meaning of Section 409A of the Code (it being the intention of the Company to set forth, interpret and apply the following provisions in a manner conforming with Section 409A insofar as applicable): (i) the acquisition, directly or indirectly, by any person or group (within the meaning of Section 13(d)(3) of the Exchange Act of the beneficial ownership of securities of the Company possessing more than fifty percent (50%) of the combined voting power of all outstanding securities of the Company; (ii) a merger or consolidation in which the Company is not the surviving entity, except for a transaction in which the holders of the outstanding voting securities of the Company immediately prior to such merger or consolidation hold, in the aggregate, securities possessing more than fifty percent (50%) of the total combined voting power of all outstanding voting securities of the surviving entity immediately after such merger or consolidation; (iii) the sale, transfer or other disposition (in one or more transactions or series of related transactions) of all or substantially all of the assets of the Company; (iv) a complete liquidation or dissolution of the Company; or (v) any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding voting securities are transferred to or acquired by one or more Persons different from the Persons (or their Affiliates) holding those securities immediately prior to such merger.

Notwithstanding the foregoing, a “Change in Control” shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the common stock of the Company immediately prior to such transaction or series of transactions have substantially the same proportionate ownership in an entity which owns all or substantially all of the former assets or capital stock of the Company immediately following such transaction or series of transactions.

“Code” means the U.S. Internal Revenue Code of 1986, as amended.

“Committee” means one or more committees or subcommittees of the Board appointed by the Board to administer the Plan in accordance with Section 4. With respect to any decision involving an Award intended to satisfy the requirements of Section 162(m) of the Code, the Committee shall consist of two or more Directors of the Company who are “outside directors” within the meaning of Section 162(m) of the Code. With respect to any decision relating to a Reporting Person, the Committee shall consist of two or more Directors who are disinterested within the meaning of Rule 16b-3.

“Company” means Sorrento Therapeutics, Inc., a Delaware corporation; provided, however, that in the event the Company reincorporates to another jurisdiction, all references to the term “Company” shall refer to the Company in such new jurisdiction.

“Consultant” means any person, including an advisor, who is engaged by the Company or any Affiliate to render services and is compensated for such services.

“Continuous Service” means a Participant’s most recent period of service, in the absence of any interruption or termination of service, as an Employee, Director, or Consultant. Continuous Service shall not be considered interrupted in the case of: (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Committee, provided that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; (iv) changes in status from Director to advisory director or emeritus status; or (iv) in the case of transfers between locations of the Company or between the Company, its Affiliates or their respective successors. Changes in status between service as an Employee, Director, and a Consultant will not, by itself, constitute an interruption of Continuous Service.

“Deferred Share Units” or “DSUs” mean Awards pursuant to Section 9 of the Plan.

“Director” means a member of the Board, or a member of the board of directors of an Affiliate.

“Disabled” or “Disability” means a condition under which a Participant:

(c) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months; or

(d) has, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, received income replacement benefits for a period of not less than 3 months under an accident or health plan covering employees of the Company.

“Eligible Person” means any Consultant, Director or Employee and includes non-Employees to whom an offer of employment has been extended by the Company or an Affiliate.

“Employee” means any person whom the Company or any Affiliate classifies as an employee (including an officer) for employment tax purposes, whether or not that classification is correct. The payment by the Company of a director’s fee to a Director shall not be sufficient to constitute “employment” of such Director by the Company.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” means, as of any date (the “Determination Date”) means: (i) the closing price of a Share on the New York Stock Exchange, the American Stock Exchange or the Nasdaq Stock Market LLC (as applicable, the “Exchange”), on the Determination Date, or, if shares were listed, but not traded, on such Exchange on the Determination Date, then on the nearest preceding trading day during which a sale occurred; or (ii) if such stock is not quoted on an Exchange, but is otherwise traded on the Over-the-Counter Bulletin BoardTM or the Pink Sheets®, the mean between the representative bid and asked prices on the Determination Date; or (iii) if subsections (i) and (ii) do not apply, the fair market value established in good faith by the Board.

“Incentive Share Option” or “ISO” hereinafter means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code, as designated in the applicable Award Agreement.

“Involuntarily Terminated” means a Participant’s Continuous Service is terminated under the following circumstances occurring in connection with, or within 12 months following consummation of, a Change in Control: (i) termination without Cause by the Company or an Affiliate or successor thereto, as appropriate; or (ii) voluntary termination by the Participant within 60 days following (A) a material reduction in the Participant’s job responsibilities, provided that neither a mere change in title alone nor reassignment to a substantially similar position shall constitute a material reduction in job responsibilities; (B) an involuntary relocation of the Participant’s work site to a facility or location more than 50 miles from the Participant’s principal work site as of immediately prior to the Change in Control; or (C) a material reduction in Participant’s total compensation other than as part of a reduction by the same percentage amount in the compensation of all other similarly-situated Employees, Directors or Consultants.

“Non-ISO” means an Option not intended to qualify as an ISO, as designated in the applicable Award Agreement.

“Option” means any stock option granted pursuant to Section 6.

“Participant” means any holder of one or more Awards, or the Shares issuable or issued upon exercise of such Awards, under the Plan.

“Performance Awards” mean Performance Units and Performance Compensation Awards granted pursuant to Section 10.

“Performance Compensation Awards” mean Awards granted pursuant to Section 10(b).

“Performance Unit” means Awards granted pursuant to Section 10(a) that may be paid in cash, in Shares, or such combination of cash and Shares as the Committee in its sole discretion shall determine.

“Person” means any natural person, association, trust, business trust, cooperative, corporation, general partnership, joint venture, joint-stock company, limited partnership, limited liability company, real estate investment trust, regulatory body, governmental agency or instrumentality, unincorporated organization or organizational entity.

“Reporting Person” means an officer, Director, or greater than ten percent stockholder of the Company within the meaning of Rule 16a-2 under the Exchange Act, who is required to file reports pursuant to Rule 16a-3 under the Exchange Act.

“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act, as amended from time to time, or any successor provision.

“SAR” or “Share Appreciation Right” means Awards granted pursuant to Section 7.

“Share” means a share of common stock of the Company, as adjusted in accordance with Section 13.

“Ten Percent Holder” means a person who owns stock representing more than 10% of the combined voting power of all classes of stock of the Company or any Affiliate.

SORRENTO THERAPEUTICS, INC.

2009 STOCK INCENTIVE PLAN

As approved by the Board of Directors on October 22, 2009.

SORRENTO THERAPEUTICS, INC.

2009 STOCK INCENTIVE PLAN

Stock Option Award Agreement

Award No.

You (the “Participant”) are hereby awarded the following stock option (the “Option”) to purchase Shares of Sorrento Therapeutics, Inc. (the “Company”), subject to the terms and conditions set forth in this Stock Option Award Agreement (as may be amended or restated from time to time, the “Award Agreement”) and in the Sorrento Therapeutics, Inc. 2009 Stock Incentive Plan (as may be amended or restated from time to time, the “Plan”), which is attached hereto as EXHIBIT A. A summary of the Plan appears in its Prospectus, which is attached hereto as EXHIBIT B. You should carefully review these documents, and consult with your personal financial advisor, in order to fully understand the implications of this Award, including your tax alternatives or their consequences. This Award is conditioned on your execution of this Award Agreement within 21 days following the Grant Date designated in Section 1 below..

By executing this Award Agreement, you agree to be bound by all of the Plan’s terms and conditions as if they had been set out verbatim in this Award Agreement. In addition, you recognize and agree that all determinations, interpretations, or other actions respecting the Plan and this Award Agreement will be made by the Board of Directors (the “Board”) of Sorrento Therapeutics, Inc. (the “Company”) or the Committee pursuant to Section 4 of the Plan, and that such determinations, interpretations or other actions shall (in the absence of manifest bad faith or fraud) be final, conclusive and binding upon all parties, including you and your heirs, representatives and successors-in-interest. Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Plan.

1. Variable Terms. This Option shall have, and be interpreted according to, the following terms, subject to the provisions of the Plan in all instances:

Name of Participant:

Type of Stock Option:	☐	Incentive Stock Option (ISO)[1]

	☐	Non-Incentive Stock Option[2]

[1]

If an ISO is awarded to a person owning more than 10% of the voting power of all classes of stock of the Company or of any Subsidiary, then the term of the Option cannot exceed 5 years and the exercise price must be at least 110% of the Fair Market Value (100% for any other employee who is receiving ISO awards).

[2]	The exercise price of a non-ISO must be at least 100% of the Fair Market Value.

Stock Option Award Agreement

Sorrento Therapeutics, Inc.

2009 Stock Incentive Plan

Number of Shares subject to Option:

Option Exercise Price per Share:

Grant Date:

Reverse Vesting (early exercise):	☐ Allowed in accordance with Section 6(i) of the Plan.
☐ Not allowed.

Manner of Exercise:

☐	cash or check payable to the Company (in U.S. dollars).

☐	your surrender of a number of Shares that are subject to this Option and that have a Fair Market Value equal to the exercise price and minimum taxes payable (at statutory rates) upon exercise, with any additional amount that you owe being paid by you in cash or by check payable to the Company (in U.S. dollars).

☐	other Shares that (A) are owned by the Participant who is purchasing Shares pursuant to an Option, (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which the Option is being exercised, (C) were not acquired by such Participant pursuant to the exercise of an Option, unless such Shares have been owned by such Participant for at least six months or such longer period as the Committee may determine, (D) are all, at the time of such surrender, free and clear of any and all claims, pledges, liens and encumbrances, or any restrictions which would in any manner restrict the transfer of such shares to or by the Company (other than such restrictions as may have existed prior to an issuance of such Shares by the Company to such Participant), and (E) are duly endorsed for transfer to the Company.

☐	a cashless exercise program that the Committee may approve, from time to time in its discretion, pursuant to which a Participant may concurrently provide irrevocable instructions (A) to such Participant’s broker or dealer to effect the immediate sale of the purchased Shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the exercise price of the Option plus all applicable taxes required to be withheld by the Company by reason of such exercise, and (B) to the Company to deliver the certificates for the purchased Shares directly to such broker or dealer in order to complete the sale.

☐	any combination of the foregoing methods of payment.

Stock Option Award Agreement

Sorrento Therapeutics, Inc.

2009 Stock Incentive Plan

Vesting Schedule:	(Establishes the Participant’s rights to exercise this Option with respect to the Number of Shares stated above, subject to acceleration per Section 2 below and to any stockholder approval requirement set forth in the Plan.)

☐	% on Grant Date.

☐	% on each of the first [monthly][quarterly][annual] anniversary dates of the Participant’s Continuous Service after the Grant Date.

Lifetime Transfer:	☐	Allowed pursuant to Section 9 below only for Non-Incentive Stock Option.

Expiration Date:	☐	years after Grant Date; or

	☐	10 years after Grant Date

2. Accelerated Vesting; Change in Corporate Control. To the extent you have not previously vested in your rights with respect to this Award, your Award will become:

☐	% vested if your Continuous Service ends due to your death or “disability” within the meaning of Section 409A of the Code;

☐	% vested if your Continuous Service ends due to your retirement at or after you have attained the age of and completed at least full years of Continuous Service;

☐	according to the following schedule if your Continuous Service ends due to an Involuntary Termination that occurs in connection with or within the one-year period following a Change in Control:

Date on which Your Involuntary Termination Occurs (by reference to Date of Award)	Portion of Your Award As to which Vesting Accelerates
Before 1st Anniversary	%
Between 1st and 2nd Anniversary	%
After 2nd Anniversary	%

3. Term of Option. The term of the Option will expire at 5:00 p.m. (P.D.T. or P.S.T., as applicable) on the Expiration Date.

4. Manner of Exercise. The Option shall be exercised in the manner set forth in the Plan, using the exercise form attached hereto as EXHIBIT C. The amount of Shares for which the Option may be exercised is cumulative; that is, if you fail to exercise the Option for all of the Shares vested under the Option during any period set forth above, then any Shares subject to the Option that are not exercised during such period may be exercised during any subsequent period, until the expiration or termination of the Option pursuant to Sections 2 and 6 of this Award Agreement and the terms of the Plan. Fractional Shares may not be purchased.

Stock Option Award Agreement

Sorrento Therapeutics, Inc.

2009 Stock Incentive Plan

5. Special ISO Provisions. If designated as an ISO, this Option shall be treated as an ISO to the extent allowable under Section 422 of the Code, and shall otherwise be treated as a Non-ISO. If you sell or otherwise dispose of Shares acquired upon the exercise of an ISO within 1 year from the date such Shares were acquired or 2 years from the Grant Date, you agree to deliver a written report to the Company within 10 days following the sale or other disposition of such Shares detailing the net proceeds of such sale or disposition.

6. Termination of Continuous Service. If your Continuous Service is terminated for any reason, this Option shall terminate on the date on which you cease to have any right to exercise the Option pursuant to the terms and conditions set forth in Section 6 of the Plan.

7. Long-term Consideration for Award. The Participant recognizes and agrees that the Company’s key consideration in granting this Award is securing the long-term commitment of the Participant to serve as a [                            ] [include job title or description of the Participant] who will advance and promote the business interests and objectives of the Company and/or its Affiliates (the “Company Group”). Accordingly, the Participant agrees that this Award shall be subject to the terms and conditions set forth in Section 26 of the Plan (relating to the termination, rescission, and recapture if you violate certain commitments made therein to the Company Group), as well as to the following terms and conditions as material and indivisible consideration for this Award:

(a) Fiduciary Duty. During his or her service with the Company Group the Participant shall devote his or her full energies, abilities, attention and business time to the performance of his or her service responsibilities and shall not engage in any activity which conflicts or interferes with, or in any way compromises, his or her performance of such responsibilities.

(b) Confidential Information. The Participant recognizes that by virtue of his or her service with the Company Group, he or she will be granted otherwise prohibited access to confidential information and proprietary data which are not known, and not readily accessible to the Company Group’s competitors. This information (the “Confidential Information”) includes, but is not limited to, current and prospective customers; the identity of key contacts at such customers; customers’ particularized preferences and needs; marketing strategies and plans; financial data; personnel data; compensation data; proprietary procedures and processes; and other unique and specialized practices, programs and plans of the Company Group and their respective customers and prospective customers. The Participant recognizes that this Confidential Information constitutes a valuable property of the Company Group, developed over a significant period of time and at substantial expense. Accordingly, the Participant agrees that he or she shall not, at any time during or after his or her service with the Company Group, divulge such Confidential Information or make use of it for his or her own purposes or the purposes of any person or entity other than the Company Group.

(c) Non-Solicitation of Customers. The Participant recognizes that by virtue of his or her service with the Company Group he or she will be introduced to and involved in the solicitation and servicing of existing customers of the Company Group and new customers obtained by the Company Group during his or her service. The Participant understands and agrees that all efforts expended

Stock Option Award Agreement

Sorrento Therapeutics, Inc.

2009 Stock Incentive Plan

in soliciting and servicing such customers shall be for the permanent benefit of the Company Group. The Participant further agrees that during his or her service with the Company Group the Participant will not engage in any conduct which could in any way jeopardize or disturb any of the Company Group’s customer relationships. The Participant also recognizes the Company Group’s legitimate interest in protecting, for a reasonable period of time after his or her service with the Company Group, the Company Group’s customers. Accordingly, the Participant agrees that, for a period beginning on the date hereof and ending five (5) years after termination of Participant’s service with the Company Group, regardless of the reason for such termination, the Participant shall not, directly or indirectly, without the prior written consent of the Chief Executive Officer or Chairman of the Company, solicit any actual or potential customer or supplier of the Company Group for any business that competes, directly or indirectly, with the Company Group.

(d) Non-Solicitation of Employees. The Participant recognizes the substantial expenditure of time and effort which the Company Group devotes to the recruitment, hiring, orientation, training and retention of its employees. Accordingly, the Participant agrees that, for a period beginning on the date hereof and ending five (5) years after termination of Participant’s service with the Company Group, regardless of the reason for such termination, the Participant shall not, directly or indirectly, for himself or herself or on behalf of any other person or entity, solicit, offer employment to, hire or otherwise retain the services of any employee of the Company Group.

(e) Survival of Commitments; Potential Recapture of Award and Proceeds. The Participant acknowledges and agrees that the terms and conditions of this Section regarding confidentiality and non-solicitation shall survive both (i) the termination of Participant’s service with the Company Group for any reason, and (ii) the termination of the Plan, for any reason. The Participant acknowledges and agrees that the grant of Options in this Award Agreement is just and adequate consideration for the survival of the restrictions set forth herein, and that the Company Group may pursue any or all of the following remedies if the Participant either violates the terms of this Section or succeeds for any reason in invalidating any part of it (it being understood that the invalidity of any term hereof would result in a failure of consideration for the Award):

(i)	declaration that the Award is null and void and of no further force or effect;

(ii)	recapture of any cash paid or Shares issued to the Participant, or any designee or beneficiary of the Participant, pursuant to the Award; and

(iii)	recapture of the proceeds, plus reasonable interest, with respect to any Shares that are both issued pursuant to this Award and sold or otherwise disposed of by the Participant, or any designee or beneficiary of the Participant.

The remedies provided above are not intended to be exclusive, and the Company Group may seek such other remedies as are provided by law, including equitable relief.

(f) Acknowledgement. The Participant acknowledges and agrees that his or her adherence to the foregoing requirements will not prevent him or her from engaging in his or her chosen occupation and earning a satisfactory livelihood following the termination of his or her service with the Company Group.

Stock Option Award Agreement

Sorrento Therapeutics, Inc.

2009 Stock Incentive Plan

8. Designation of Beneficiary. Notwithstanding anything to the contrary contained herein or in the Plan, following the execution of this Award Agreement, you may expressly designate a beneficiary (the “Beneficiary”) to your interest in the Option awarded hereby. You shall designate the Beneficiary by completing and executing a designation of beneficiary agreement substantially in the form attached hereto as EXHIBIT D (the “Designation of Beneficiary”) and delivering an executed and notarized copy of the Designation of Beneficiary to the Company.

9. Restrictions on Transfer. Except as set forth in the Plan, this Award Agreement may not be sold, pledged, or otherwise transferred without the prior written consent of the Committee. Notwithstanding the foregoing, the Participant may transfer this Option if allowed under Section 1 hereof for a Non-Incentive Stock Option (i) by instrument to an inter vivos or testamentary trust (or other entity) in which each beneficiary is a permissible gift recipient, as such is set forth in clause (ii) of this Section, or (ii) by gift to charitable institutions or by gift or transfer for consideration to any of your relatives as follows (or to an inter vivos trust, testamentary trust or other entity primarily for the benefit of any of your relatives): any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, domestic partner, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships. Any transferee of the Participant’s rights shall succeed and be subject to all of the terms of this Award Agreement and the Plan.

10. Income Taxes and Deferred Compensation. The Participant is solely responsible and liable for the satisfaction of all taxes and penalties that may arise in connection with this Award (including any taxes arising under Section 409A of the Code), and the Company shall not have any obligation to indemnify or otherwise hold any Participant harmless from any or all of such taxes. The Committee shall have the discretion to unilaterally modify this Award in a manner that (i) conforms with the requirements of Section 409A of the Code, (ii) that voids any election of the Participant to the extent it would violate Section 409A of the Code, and (iii) for any distribution election that would violate Section 409A of the Code, to make distributions pursuant to the Award at the earliest to occur of a distribution event that is allowable under Section 409A of the Code or any distribution event that is both allowable under Section 409A of the Code and is elected by the Participant, subject to any valid second election to defer, provided that the Committee permits second elections to defer in accordance with Section 409A(a)(4)(C). The Committee shall have the sole discretion to interpret the requirements of the Code, including Section 409A, for purposes of the Plan and this Award Agreement.

11. Notices. Any notice or communication required or permitted by any provision of this Award Agreement to be given to you shall be in writing and shall be delivered personally or sent by certified mail, return receipt requested, addressed to you at the last address that the Company had for you on its records. Each party may, from time to time, by notice to the other party hereto, specify a new address for delivery of notices relating to this Award Agreement. Any such notice shall be deemed to be given as of the date such notice is personally delivered or properly mailed.

Stock Option Award Agreement

Sorrento Therapeutics, Inc.

2009 Stock Incentive Plan

12. Binding Effect. Except as otherwise provided in this Award Agreement or in the Plan, every covenant, term, and provision of this Award Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legatees, legal representatives, successors, transferees, and assigns.

13. Modifications. This Award Agreement may be modified or amended at any time, in accordance with Section 15 of the Plan, provided that you must consent in writing to any modification that adversely alters or impairs any of your rights or obligations under this Award Agreement, unless there is an express Plan provision that permits the Committee to unilaterally make the modification.

14. Headings. Section and other headings contained in this Award Agreement are for reference purposes only and are not intended to describe, interpret, define or limit the scope or intent of this Award Agreement or any provision hereof.

15. Severability. Every provision of this Award Agreement and of the Plan is intended to be severable. If any term hereof is illegal or invalid for any reason, such illegality or invalidity shall not affect the validity or legality of the remaining terms of this Award Agreement.

16. Counterparts. This Award Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

17. Plan Governs. By signing this Award Agreement, you acknowledge that you have received a copy of the Plan and that your Award Agreement is subject to all the provisions contained in the Plan, the provisions of which are made a part of this Award Agreement, and that your Award is subject to all interpretations, amendments, rules and regulations which from time to time may be promulgated and adopted pursuant to the Plan. In the event of a conflict between the provisions of this Award Agreement and those of the Plan, the provisions of the Plan shall control.

18. Governing Law. The laws of the State of Delaware (without regard to conflicts of laws principles) shall govern the validity of this Award Agreement, the construction of its terms, and the interpretation of the rights and duties of the parties hereto.

19. Not a Contract of Employment. By executing this Award Agreement you acknowledge and agree that (i) any person whose service is terminated before full vesting of an award, such as the one granted to you by this Award Agreement, could claim that he or she was terminated to preclude vesting; (ii) you promise never to make such a claim; (iii) nothing in this Award Agreement or the Plan confers on you any right to continue an employment, service or consulting relationship with the Company Group, nor shall it affect in any way your right or the Company Group’s right to terminate your employment, service, or consulting relationship at any time, with or without Cause; and (iv) the Company would not have granted this Award to you but for these acknowledgements and agreements.

20. Investment Purposes. You represent and warrant to the Company that you are acquiring the Options for investment for your own account and not with a view to, for resale in connection with, or with an intent of participating directly or indirectly in, any distribution of such Options within the meaning of the Securities Act of 1933, as amended.

Stock Option Award Agreement

Sorrento Therapeutics, Inc.

2009 Stock Incentive Plan

21. [Employment Agreement Provision [OPTIONAL IF EMPLOYEE HAS AN EMPLOYMENT AGREEMENT] By executing this Award, you acknowledge and agree that your rights upon a termination of employment before full vesting of this Award will be determined under Section          of that certain employment agreement between you and the Company, dated as of              , 20    .]

<Signature Page Follows>

Stock Option Award Agreement

Sorrento Therapeutics, Inc.

2009 Stock Incentive Plan

BY YOUR SIGNATURE BELOW, along with the signature of the Company’s representative, you and the Company agree that the Option is awarded under and governed by the terms and conditions of this Award Agreement and the Plan.

SORRENTO THERAPEUTICS, INC.

By:
Name:
Title:

PARTICIPANT

The undersigned Participant hereby accepts the terms of this Award Agreement and the Plan.

By:

Name of Participant:

EXHIBIT A

SORRENTO THERAPEUTICS, INC.

2009 STOCK INCENTIVE PLAN

Plan Document

EXHIBIT B

SORRENTO THERAPEUTICS, INC.

2009 STOCK INCENTIVE PLAN

Plan Prospectus

EXHIBIT C

SORRENTO THERAPEUTICS, INC.

2009 STOCK INCENTIVE PLAN

Form of Exercise of Stock Option Award Agreement

Sorrento Therapeutics, Inc.
Attention:	6042 Cornerstone Ct. West, Suite B
San Diego, CA 92121
Attn: Corporate Secretary

Dear Sir or Madam:

The undersigned elects to exercise his/her [Incentive][Non-qualified] Stock Option to purchase      shares of Common Stock of Sorrento Therapeutics, Inc. (the “Company”) under and pursuant to a Stock Option Agreement dated as of                     .

1. ☐  Delivered herewith is a certified or bank cashier’s or teller’s check for the following amount: $

2. ☐  Delivered herewith are shares of Common Stock held by the undersigned for at least six months*, valued at the closing sale price of the stock on the business day prior to the date of exercise**, as follows:

$                      in the form of      shares of Common Stock, valued at $         per share

3. ☐  Delivered herewith are irrevocable instructions to a broker approved by the Company to deliver promptly to the Company the amount of sale or loan proceeds to pay the exercise price.**

4. ☐  I hereby surrender all rights to such number of Shares that are subject to this Option being exercised and that have a Fair Market Value equal to the exercise price and taxes payable, with any additional amount that I owe being paid by me through salary reduction from Company’s next payroll.**

Very truly yours,

Date	Optionee

*	The Committee may waive the six months’ requirement in its discretion.
**	The Committee must approve this method in writing before your election

EXHIBIT D

SORRENTO THERAPEUTICS, INC.

2009 STOCK INCENTIVE PLAN

Designation of Beneficiary

In connection with Award Agreements between Sorrento Therapeutics, Inc. (the “Company”) and                                         , an individual residing at                                                                                                                    (the “Recipient”), the Recipient hereby designates the person specified below as the beneficiary of the Recipient’s interest in Awards as defined in the Company’s 2009 Stock Incentive Plan (the “Plan”). This designation shall remain in effect until revoked in writing by the Recipient.

Name of Beneficiary:
Address:

Social Security No.:

This beneficiary designation relates to any and all of Recipient’s rights under the following Award or Awards:

☐	any Award that Recipient has received under the Plan.

☐	the Award that Recipient received pursuant to an award agreement dated , between Recipient and the Company.

The Recipient understands that this designation operates to entitle the above-named beneficiary to the rights conferred by an Award from the date this form is delivered to the Company until such date as this designation is revoked in writing by the Recipient, including by delivery to the Company of a written designation of beneficiary executed by the Recipient dated as of a later date.

Date:

By:
[Recipient Name]

Sworn to before me this
day of , 20

Notary Public County of
State of

SORRENTO THERAPEUTICS, INC.

2009 STOCK INCENTIVE PLAN

RESTRICTED SHARE AWARD AGREEMENT

AWARD NO.

You (the “Participant”) are hereby awarded Restricted Shares (“Restricted Shares”) subject to the terms and conditions set forth in this Restricted Share Award Agreement (as may be amended or restated from time to time, the “Award Agreement”), and in the Sorrento Therapeutics, Inc. 2009 Stock Incentive Plan (as may be amended or restated from time to time, the “Plan”), which is attached hereto as EXHIBIT A. A summary of the Plan appears in its Prospectus, which is attached hereto as EXHIBIT B. You should review carefully these documents, and consult with your personal financial advisor, in order to fully understand the implications of this Award Agreement, including your tax alternatives and their consequences. This Award is conditioned on your execution of this Award Agreement within 21 days following the Award Date designated in Section 1 below.

By executing this Award Agreement, you agree to be bound by all of the Plan’s terms and conditions as if they had been set out verbatim in this Award Agreement. In addition, you recognize and agree that all determinations, interpretations, or other actions respecting the Plan and this Award Agreement will be made by the Board of Directors (the “Board”) of Sorrento Therapeutics, Inc. (the “Company”) or the Committee pursuant to Section 4 of the Plan, and that such determinations, interpretations or other actions shall (in the absence of manifest bad faith or fraud) be final, conclusive and binding upon all parties, including you and your heirs, representatives and successors-in-interest. Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Plan.

22. Specific Terms. Your Restricted Shares have the following terms:

Name of Participant

Number of Shares Subject to Award

Purchase Price per Share (if applicable)	☐ Not applicable ☐ $ per share

Award Date

Vesting	At the rate of % on each of the next [monthly] [quarterly] [annual] anniversaries of the Award Date; subject to acceleration as provided in the Plan and in Section 2 below, and to your Continuous Service not ending before the vesting date.

Restricted Share Award Agreement

Sorrento Therapeutics, Inc.

2009 Stock Incentive Plan

Transfer of Award	You may transfer your Restricted Shares only pursuant to Section 12 hereof.

Deferral Elections	☐ Allowed in accordance with Section 8(g) of the Plan. ☐ Not allowed.

23. Accelerated Vesting; Change in Corporate Control. To the extent you have not previously vested in your rights with respect to this Award, your Award will become:

☐	% vested if your Continuous Service ends due to your death or “disability” within the meaning of Section 409A of the Code;

☐	% vested if your Continuous Service ends due to your retirement at or after you have attained the age of and completed at least full years of Continuous Service;

☐	according to the following schedule if your Continuous Service ends due to an Involuntary Termination that occurs in connection with or within the one-year period following a Change in Control:

Date on which Your Involuntary Termination Occurs (by reference to Date of Award)	Portion of Your Award As to which Vesting Accelerates
Before 1st Anniversary	%
Between 1st and 2nd Anniversary	%
After 2nd Anniversary	%

24. Dividends. When Shares are delivered to you or your duly-authorized transferee pursuant to the vesting of the Shares, you or your duly-authorized transferee shall also be entitled to receive, with respect to each Share issued, an amount equal to any cash dividends (plus simple interest at a rate of 5% per annum, or such other reasonable rate as the Committee may determine) and a number of Shares equal to any stock dividends, which were declared and paid to the holders of Shares between the Grant Date and the date such Shares are issued.

25. Investment Purposes. By executing this Agreement, you represent and warrant to the Company that you are acquiring your Restricted Shares for investment purposes only and not with a view to, for resale in connection with, or with an intent of participating directly or indirectly in, any distribution of such Restricted Shares within the meaning of the Securities Act of 1933, as amended.

26. Issuance of Restricted Shares. Until all vesting restrictions lapse, any certificates that you receive for Restricted Shares will include a legend stating that they are subject to the restrictions set forth in the Plan and this Award Agreement. The Company may, in its discretion, hold such Restricted Shares in escrow until vesting occurs. Certificates shall not be delivered to you unless you have made arrangements satisfactory to the Committee to satisfy your tax-withholding obligations. The certificates evidencing such Restricted Shares that will be issued will bear the following legend that shall remain in place and effective until all other vesting restrictions lapse and new certificates are issued:

“The sale or other transfer of the Stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer set forth in the Sorrento Therapeutics, Inc. 2009 Stock Incentive Plan, and in any rules and administrative procedures adopted pursuant to such Plan and in a related Award Agreement. A copy of the Plan, such rules and procedures and such Award Agreement may be obtained from the Secretary of Sorrento Therapeutics, Inc.”

Restricted Share Award Agreement

Sorrento Therapeutics, Inc.

2009 Stock Incentive Plan

27. Unvested Restricted Shares. You will be reflected as the owner of record on the Company’s books and records of any Shares issued pursuant to this Award Agreement. The Company will hold the stock certificates for safekeeping until such Shares have become vested and non-forfeitable. You must deliver to the Company, as soon as practicable after the date any Shares are issued, a stock power, endorsed in blank, with respect to any such Shares. If you forfeit any Shares, the stock power will be used to return the certificates for the forfeited Shares to the Company’s transfer agent for cancellation. As the owner of record of any Restricted Shares you qualify to receive pursuant to this Award Agreement, you will be entitled to all rights of a stockholder of the Company, including the right to vote Shares and the right to the payment of any cash dividends and other distributions (including those paid in stock) following the date of issuance of such Shares and to the extent paid in stock, such stock shall be subject to the same restrictions contained in Section 1 hereof, subject in each case to the treatment of the Award upon termination of service with the Company and/or an Affiliate (the “Company Group”) before the particular record date for determining stockholders of record entitled to the payment of the dividend or distribution.

28. Termination of Continuous Service. Subject to Section 2 above, this Award shall be canceled and become automatically null and void immediately after termination of your Continuous Service for any reason, but only to the extent you have not become vested, pursuant to the foregoing terms, on or at the time your Continuous Service ends.

29. [Performance-based Acceleration. [OPTIONAL] Your Restricted Shares shall be subject to accelerated vesting following the [first][second][third][fourth] anniversary of the Award Date if the Committee determines that the following performance conditions have been satisfied:                     .]

30. Long-term Consideration for Award. The Participant recognizes and agrees that the Company’s key consideration in granting this Award is securing the long-term commitment of the Participant to serve as a                      [include job title or description of the Participant] who will advance and promote the Company Group’s business interests and objectives. Accordingly, the Participant agrees that this Award shall be subject to the terms and conditions set forth in Section 26 of the Plan (relating to the termination, rescission, and recapture if you violate certain commitments made therein to the Company Group), as well as to the following terms and conditions as material and indivisible consideration for this Award:

(a) Fiduciary Duty. During his or her service with the Company Group, the Participant shall devote his or her full energies, abilities, attention and business time to the performance of his or her service responsibilities and shall not engage in any activity which conflicts or interferes with, or in any way compromises, his or her performance of such responsibilities.

Restricted Share Award Agreement

Sorrento Therapeutics, Inc.

2009 Stock Incentive Plan

(b) Confidential Information. The Participant recognizes that by virtue of his or her service with the Company Group, he or she will be granted otherwise prohibited access to confidential information and proprietary data which are not known and not readily accessible to the Company Group’s competitors. This information (the “Confidential Information”) includes, but is not limited to, current and prospective customers; the identity of key contacts at such customers; customers’ particularized preferences and needs; marketing strategies and plans; financial data; personnel data; compensation data; proprietary procedures and processes; and other unique and specialized practices, programs and plans of the Company Group and their respective customers and prospective customers. The Participant recognizes that this Confidential Information constitutes a valuable property of the Company Group, developed over a significant period of time and at substantial expense. Accordingly, the Participant agrees that he or she shall not, at any time during or after his or her service with the Company Group, divulge such Confidential Information or make use of it for his or her own purposes or the purposes of any person or entity other than the Company Group.

(c) Non-Solicitation of Customers. The Participant recognizes that by virtue of his or her service with the Company Group he or she will be introduced to and involved in the solicitation and servicing of existing customers of the Company Group and new customers obtained by the Company Group during his or her service. The Participant understands and agrees that all efforts expended in soliciting and servicing such customers shall be for the permanent benefit of the Company Group. The Participant further agrees that during his or her service with the Company Group the Participant will not engage in any conduct which could in any way jeopardize or disturb any of the Company Group’s customer relationships. The Participant also recognizes the Company Group’s legitimate interest in protecting, for a reasonable period of time after his or her service with the Company Group, the Company Group’s customers. Accordingly, the Participant agrees that, for a period beginning on the date hereof and ending five (5) years after termination of Participant’s service with the Company Group, regardless of the reason for such termination, the Participant shall not, directly or indirectly, without the prior written consent of the Chief Executive Officer or Chairman of the Company, solicit any actual or potential customer or supplier of the Company Group for any business that competes, directly or indirectly, with the Company Group.

(d) Non-Solicitation of Employees. The Participant recognizes the substantial expenditure of time and effort which the Company Group devotes to the recruitment, hiring, orientation, training and retention of its employees. Accordingly, the Participant agrees that, for a period beginning on the date hereof and ending five (5) years after termination of Participant’s service with the Company Group, regardless of the reason for such termination, the Participant shall not, directly or indirectly, for himself or herself or on behalf of any other person or entity, solicit, offer employment to, hire or otherwise retain the services of any employee of the Company Group.

(e) Survival of Commitments; Potential Recapture of Award and Proceeds. The Participant acknowledges and agrees that the terms and conditions of this Section regarding confidentiality and non-solicitation shall survive both (i) the termination of Participant’s service with the Company Group for any reason, and (ii) the termination of the Plan for any reason. The Participant acknowledges and agrees that the grant of the Restricted Shares pursuant to this Award Agreement is just and adequate consideration

Restricted Share Award Agreement

Sorrento Therapeutics, Inc.

2009 Stock Incentive Plan

for the survival of the restrictions set forth herein, and that the Company Group may pursue any or all of the following remedies if the Participant either violates the terms of this Section or succeeds for any reason in invalidating any part of it (it being understood that the invalidity of any term hereof would result in a failure of consideration for the Award):

(i)	declaration that the Award is null and void and of no further force or effect;

(ii)	recapture of any cash paid or Shares issued to the Participant, or any designee or beneficiary of the Participant, pursuant to the Award; and

(iii)	recapture of the proceeds, plus reasonable interest, with respect to any Shares that are both issued pursuant to this Award and sold or otherwise disposed of by the Participant, or any designee or beneficiary of the Participant.

The remedies provided above are not intended to be exclusive, and the Company Group may seek such other remedies as are provided by law, including equitable relief.

(f) Acknowledgement. The Participant acknowledges and agrees that his or her adherence to the foregoing requirements will not prevent him or her from engaging in his or her chosen occupation and earning a satisfactory livelihood following the termination of his or her service with the Company Group.

31. Section 83(b) Election Notice. If you make an election under Section 83(b) of the Internal Revenue Code of 1986, as amended, with respect to the Shares underlying your Restricted Shares (a “Section 83(b) Election”), you agree to provide a copy of such election to the Company within 10 days after filing that election with the Internal Revenue Service. EXHIBIT C attached hereto contains a suggested form of Section 83(b) Election.

32. Designation of Beneficiary. Notwithstanding anything to the contrary contained herein or in the Plan, following the execution of this Award Agreement, you may expressly designate a beneficiary (the “Beneficiary”) to your interest, if any, in the Restricted Shares awarded hereby. You shall designate the Beneficiary by completing and executing a designation of beneficiary agreement substantially in the form attached hereto as EXHIBIT D (the “Designation of Beneficiary”) and delivering an executed and notarized copy of the Designation of Beneficiary to the Company.

33. Restrictions on Transfer. Except as set forth in the Plan, this Award Agreement may not be sold, pledged, or otherwise transferred without the prior written consent of the Committee. Notwithstanding the foregoing, you may transfer this Award Agreement (i) by instrument to an inter vivos or testamentary trust (or other entity) in which each beneficiary is a permissible gift recipient, as such is set forth in clause (ii) of this Section, or (ii) by gift to charitable institutions or by gift or transfer for consideration to any of your relatives as follows (or to an inter vivos trust, testamentary trust or other entity primarily for the benefit of your relatives as follows): any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, domestic partner, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships. Any transferee of your rights shall succeed and be subject to all of the terms of this Award Agreement and the Plan.

Restricted Share Award Agreement

Sorrento Therapeutics, Inc.

2009 Stock Incentive Plan

34. Income Taxes and Deferred Compensation. The Participant is solely responsible and liable for the satisfaction of all taxes and penalties that may arise in connection with this Award (including any taxes arising under Section 409A of the Code), and the Company shall not have any obligation to indemnify or otherwise hold any Participant harmless from any or all of such taxes. The Committee shall have the discretion to unilaterally modify this Award in a manner that (i) conforms with the requirements of Section 409A of the Code, (ii) that voids any election of the Participant to the extent it would violate Section 409A of the Code, and (iii) for any distribution election that would violate Section 409A of the Code, to make distributions pursuant to the Award at the earliest to occur of a distribution event that is allowable under Section 409A of the Code or any distribution event that is both allowable under Section 409A of the Code and is elected by the Participant, subject to any valid second election to defer, provided that the Committee permits second elections to defer in accordance with Section 409A(a)(4)(C). The Committee shall have the sole discretion to interpret the requirements of the Code, including Section 409A, for purposes of the Plan and this Award Agreement.

35. Notices. Any notice or communication required or permitted by any provision of this Award Agreement to be given to you shall be in writing and shall be delivered personally or sent by certified mail, return receipt requested, addressed to you at the last address that the Company had for you on its records. Each party may, from time to time, by notice to the other party hereto, specify a new address for delivery of notices relating to this Award Agreement. Any such notice shall be deemed to be given as of the date such notice is personally delivered or properly mailed.

36. Binding Effect. Except as otherwise provided in this Award Agreement or in the Plan, every covenant, term, and provision of this Award Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legatees, legal representatives, successors, transferees, and assigns.

37. Modifications. This Award Agreement may be modified or amended at any time, in accordance with Section 15 of the Plan, provided that you must consent in writing to any modification that adversely alters or impairs any of your rights or obligations under this Award Agreement, unless there is an express Plan provision that permits the Committee to unilaterally make the modification.

38. Headings. Section and other headings contained in this Award Agreement are for reference purposes only and are not intended to describe, interpret, define or limit the scope or intent of this Award Agreement or any provision hereof.

39. Severability. Every provision of this Award Agreement and of the Plan is intended to be severable. If any term hereof is illegal or invalid for any reason, such illegality or invalidity shall not affect the validity or legality of the remaining terms of this Award Agreement.

Restricted Share Award Agreement

Sorrento Therapeutics, Inc.

2009 Stock Incentive Plan

40. Counterparts. This Award Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

41. Plan Governs. By signing this Award Agreement, you acknowledge that you have received a copy of the Plan and that your Award Agreement is subject to all the provisions contained in the Plan, the provisions of which are made a part of this Award Agreement, and that your Award is subject to all interpretations, amendments, rules and regulations which from time to time may be promulgated and adopted pursuant to the Plan. In the event of a conflict between the provisions of this Award Agreement and those of the Plan, the provisions of the Plan shall control.

42. Governing Law. The laws of the State of Delaware (without regard to conflicts of laws principles) shall govern the validity of this Award Agreement, the construction of its terms, and the interpretation of the rights and duties of the parties hereto.

43. Not a Contract of Employment. By executing this Award Agreement you acknowledge and agree that (i) any person whose service is terminated before full vesting of an award, such as the one granted to you by this Award, could claim that he or she was terminated to preclude vesting; (ii) you promise never to make such a claim; (iii) nothing in this Award Agreement or the Plan confers on you any right to continue an employment, service or consulting relationship with the Company Group, nor shall it affect in any way your right or the Company Group’s right to terminate your employment, service, or consulting relationship at any time, with or without Cause; and (iv) the Company would not have granted this Award to you but for these acknowledgements and agreements.

44. [Employment Agreement Provision [OPTIONAL IF EMPLOYEE HAS AN EMPLOYMENT AGREEMENT] By executing this Award, you acknowledge and agree that your rights upon a termination of employment before full vesting of this Award will be determined under Section              of that certain employment agreement between you and the Company, dated as of                      .]

<Signature Page Follows>

Restricted Share Award Agreement

Sorrento Therapeutics, Inc.

2009 Stock Incentive Plan

BY YOUR SIGNATURE BELOW, along with the signature of the Company’s representative, you and the Company agree that the Restricted Shares are awarded under and governed by the terms and conditions of this Award Agreement and the Plan.

SORRENTO THERAPEUTICS, INC.

By:
Name:
Its:

PARTICIPANT

The undersigned Participant hereby accepts the terms of this Award and the Plan.

By:

Name of Participant:

EXHIBIT A

SORRENTO THERAPEUTICS, INC.

2009 STOCK INCENTIVE PLAN

Plan Document

EXHIBIT B

SORRENTO THERAPEUTICS, INC.

2009 STOCK INCENTIVE PLAN

Plan Prospectus

EXHIBIT C

SORRENTO THERAPEUTICS, INC.

2009 STOCK INCENTIVE PLAN

Section 83(b) Election Form

Attached is an Internal Revenue Code Section 83(b) Election Form. IF YOU WISH TO MAKE A SECTION 83(B) ELECTION, YOU MUST DO SO WITHIN 30 DAYS AFTER THE DATE THE RESTRICTED SHARES COVERED BY THE ELECTION WERE TRANSFERRED TO YOU. In order to make the election, you must completely fill out the attached form and file one copy with the Internal Revenue Service office where you file your tax return. In addition, one copy of the statement also must be submitted with your income tax return for the taxable year in which you make this election. Finally, you also must submit a copy of the election form to the Company within 10 days after filing that election with the Internal Revenue Service. A Section 83(b) Election normally cannot be revoked.

EXHIBIT C

SORRENTO THERAPEUTICS, INC.

2009 STOCK INCENTIVE PLAN

Election to Include Value of Restricted Shares in Gross Income

in Year of Transfer Under Internal Revenue Code Section 83(b)

Pursuant to Section 83(b) of the Internal Revenue Code, I hereby elect within 30 days after receiving the property described herein to be taxed immediately on its value specified in item 5 below.

29.	My General Information:

Name:
Address:

S.S.N.
or T.I.N.:

30.	Description of the property with respect to which I am making this election:

             shares of common stock of Sorrento Therapeutics, Inc. (the “Restricted Shares”).

31.	The Restricted Shares were transferred to me on , 20 . This election relates to the 20 calendar taxable year.

32.	The Restricted Shares are subject to the following restrictions:

The Restricted Shares are forfeitable until they is are earned in accordance with Section 1 of the Sorrento Therapeutics, Inc. 2009 Stock Incentive Plan (“Plan”) Restricted Share Award Agreement (“Award Agreement”) or other Award Agreement or Plan provisions. The Restricted Shares generally are not transferable until my interest becomes vested and nonforfeitable, pursuant to the Award Agreement and the Plan.

33.	Fair market value:

The fair market value at the time of transfer (determined without regard to any restrictions other than restrictions which by their terms never will lapse) of the Restricted Shares with respect to which I am making this election is $         per share.

34.	Amount paid for Restricted Shares:

The amount I paid for the Restricted Shares is $         per share.

EXHIBIT D

35.	Furnishing statement to employer:

A copy of this statement has been furnished to my employer,                     . If the transferor of the Restricted Shares is not my employer, that entity also has been furnished with a copy of this statement.

36.	Award Agreement or Plan not affected:

Nothing contained herein shall be held to change any of the terms or conditions of the Award Agreement or the Plan.

Dated: , 20
Taxpayer

EXHIBIT D

SORRENTO THERAPEUTICS, INC.

2009 STOCK INCENTIVE PLAN

DESIGNATION OF BENEFICIARY

In connection with Award Agreements between Sorrento Therapeutics, Inc. (the “Company”) and                                         , an individual residing at                                                                                                                                                 (the “Recipient”), the Recipient hereby designates the person specified below as the beneficiary of the Recipient’s interest in Awards, as defined in the Company’s 2009 Stock Incentive Plan (as may be amended from time to time, the “Plan”). This designation shall remain in effect until revoked in writing by the Recipient.

Name of Beneficiary:
Address:

Social Security No.:

This beneficiary designation relates to any and all of Recipient’s rights under the following Award or Awards:

☐	any Award that Recipient has received under the Plan.

☐	the Award that Recipient received pursuant to an award agreement dated , between Recipient and the Company.

The Recipient understands that this designation operates to entitle the above-named beneficiary to the rights conferred by an Award from the date this form is delivered to the Company until such date as this designation is revoked in writing by the Recipient, including by delivery to the Company of a written designation of beneficiary executed by the Recipient dated as of a later date.

Date:

By:
[Recipient Name]

Sworn to before me this

     day of         , 20

Notary Public County of
State of

SORRENTO THERAPEUTICS, INC.

2009 STOCK INCENTIVE PLAN

RESTRICTED SHARE UNIT AWARD AGREEMENT

AWARD NO.

You (the “Participant”) are hereby awarded Restricted Share Units (the “RSUs”) subject to the terms and conditions set forth in this Restricted Share Unit Award Agreement (as may be amended or restated from time to time, the “Award Agreement”), and in the Sorrento Therapeutics, Inc. 2009 Stock Incentive Plan (as may be amended or restated from time to time, the “Plan”), which is attached hereto as EXHIBIT A. A summary of the Plan appears in its Prospectus, which is attached hereto as EXHIBIT B. You should review carefully these documents, and consult with your personal financial advisor, in order to fully understand the implications of this Award Agreement, including your tax alternatives and their consequences. This Award is conditioned on your execution of this Award Agreement within 21 days following the Award Date designated in Section 1 below.

By executing this Award Agreement, you agree to be bound by all of the Plan’s terms and conditions as if they had been set out verbatim in this Award Agreement. In addition, you recognize and agree that all determinations, interpretations, or other actions respecting the Plan and this Award Agreement will be made by the Board of Directors (the “Board”) of Sorrento Therapeutics, Inc. (the “Company”) or the Committee pursuant to Section 4 of the Plan, and that such determinations, interpretations or other actions shall (in the absence of manifest bad faith or fraud) be final, conclusive and binding upon all parties, including you and your heirs, representatives and successors-in-interest. Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Plan.

45. Specific Terms. Your RSUs have the following terms:

Name of Participant

Number of Restricted Share
Units Subject to Award

Purchase Price per Share	☐ Not applicable ☐ $ per share
(if applicable)

Award Date

Vesting	At the rate of % on each of the next [monthly] [quarterly] [annual] anniversaries of the Award Date; subject to acceleration as provided in the Plan and in Section 2 below, and to your Continuous Service not ending before the vesting date.

Deferral Elections	☐ Allowed in accordance with Section 8(g) of the Plan. ☐ Not allowed.

46. Accelerated Vesting; Change in Corporate Control. To the extent you have not previously vested in your rights with respect to this Award, your Award will become:

☐	% vested if your Continuous Service ends due to your death or “disability” within the meaning of Section 409A of the Code;

☐	% vested if your Continuous Service ends due to your retirement at or after you have attained the age of and completed at least full years of Continuous Service;

☐	according to the following schedule if your Continuous Service ends due to an Involuntary Termination that occurs in connection with or within the one-year period following a Change in Control:

Date on which Your Involuntary Termination Occurs (by reference to Date of Award)	Portion of Your Award As to which Vesting Accelerates
Before 1st Anniversary	%
Between 1st and 2nd Anniversary	%
After 2nd Anniversary	%

47. Dividends. When Shares are delivered to you or your duly-authorized transferee pursuant to the vesting of the Shares underlying your RSUs, you or your duly-authorized transferee shall also be entitled to receive, with respect to each Share issued, an amount equal to any cash dividends (plus simple interest at a rate of 5% per annum, or such other reasonable rate as the Committee may determine) and a number of Shares equal to any stock dividends, which were declared and paid to the holders of Shares between the Grant Date and the date such Share is issued.

48. Investment Purposes. By executing this Agreement, you represent and warrant to the Company that any Shares issued to you pursuant to your RSUs will be for investment for your own account and not with a view to, for resale in connection with, or with an intent of participating directly or indirectly in, any distribution of such Shares within the meaning of the Securities Act of 1933, as amended.

49. Termination of Continuous Service. Subject to Section 46 hereof, this Award shall be canceled and become automatically null and void immediately upon termination of your Continuous Service for any reason, but only to the extent you have not become vested, pursuant to the foregoing terms, on or at the time your Continuous Service ends.

50. Satisfaction of Vesting Restrictions. No Shares will be issued before you complete the requirements that are necessary for you to vest in the Shares underlying your RSUs. As soon as practicable after the date on which your RSUs vest in whole or in part, the Company will issue to you or your duly-authorized transferee, free from vesting restrictions (but subject to such legends as the Company determines to be appropriate), one Share for each vested RSU. Fractional shares will not be issued, and cash will be paid in lieu thereof. Certificates shall not be delivered to you unless you have made arrangements satisfactory to the Committee to satisfy tax-withholding obligations.

51. [Performance-based Acceleration. [OPTIONAL] Your RSUs shall be subject to accelerated vesting following the second anniversary of the Award Date if the Committee determines that the following performance conditions have been satisfied:                     .]

52. Long-term Consideration for Award. The Participant recognizes and agrees that the Company’s key consideration in granting this Award is securing the long-term commitment of the Participant to serve as a                      [include job title or description of the Participant] who will advance and promote the business interests and objectives of the Company and/or its Affiliates (the “Company Group”). Accordingly, the Participant agrees that this Award shall be subject to the terms and conditions set forth in Section 26 of the Plan (relating to the termination, rescission, and recapture if you violate certain commitments made therein to the Company Group), as well as to the following terms and conditions as material and indivisible consideration for this Award:

(a) Fiduciary Duty. During his or her service with the Company Group, the Participant shall devote his or her full energies, abilities, attention and business time to the performance of his or her service responsibilities and shall not engage in any activity which conflicts or interferes with, or in any way compromises, his or her performance of such responsibilities.

(b) Confidential Information. The Participant recognizes that by virtue of his or her service with the Company Group, he or she will be granted otherwise prohibited access to confidential information and proprietary data which are not known, and not readily accessible to the Company Group’s competitors. This information (the “Confidential Information”) includes, but is not limited to, current and prospective customers; the identity of key contacts at such customers; customers’ particularized preferences and needs; marketing strategies and plans; financial data; personnel data; compensation data; proprietary procedures and processes; and other unique and specialized practices, programs and plans of the Company Group and their respective customers and prospective customers. The Participant recognizes that this Confidential Information constitutes a valuable property of the Company Group, developed over a significant period of time and at substantial expense. Accordingly, the Participant agrees that he or she shall not, at any time during or after his or her service with the Company Group, divulge such Confidential Information or make use of it for his or her own purposes or the purposes of any person or entity other than the Company Group.

(c) Non-Solicitation of Customers. The Participant recognizes that by virtue of his or her service with the Company Group he or she will be introduced to and involved in the solicitation and servicing of existing customers of the Company Group and new customers obtained by the Company Group during his or her service. The Participant understands and agrees that all efforts expended in soliciting and servicing such customers shall be for the permanent benefit of the Company Group. The Participant further agrees that during his or her service with the Company Group the Participant will not engage in any conduct which could in any way jeopardize or disturb any of the Company Group’s customer relationships. The Participant also recognizes the Company Group’s legitimate interest in protecting, for a reasonable period of time after his or her service with the Company Group, the Company Group’s customers. Accordingly, the Participant agrees that, for a period beginning on the date hereof and ending five (5) years after termination of Participant’s service with the Company Group, regardless of the reason for such termination, the Participant shall not, directly or indirectly, without the prior written consent of the Chief Executive Officer or Chairman of the Company, solicit any actual or potential customer or supplier of the Company Group for any business that competes, directly or indirectly, with the Company Group.

(d) Non-Solicitation of Employees. The Participant recognizes the substantial expenditure of time and effort which the Company Group devotes to the recruitment, hiring, orientation, training and retention of its employees. Accordingly, the Participant agrees that, for a period beginning on the date hereof and ending five (5) years after termination of Participant’s service with the Company Group, regardless of the reason for such termination, the Participant shall not, directly or indirectly, for himself or herself or on behalf of any other person or entity, solicit, offer employment to, hire or otherwise retain the services of any employee of the Company Group.

(e) Survival of Commitments; Potential Recapture of Award and Proceeds. The Participant acknowledges and agrees that the terms and conditions of this Section regarding confidentiality and non-solicitation shall survive both (i) the termination of Participant’s service with the Company Group for any reason, and (ii) the termination of the Plan, for any reason. The Participant acknowledges and agrees that the grant of RSUs in this Award Agreement is just and adequate consideration for the survival of the restrictions set forth herein, and that the Company Group may pursue any or all of the following remedies if the Participant either violates the terms of this Section or succeeds for any reason in invalidating any part of it (it being understood that the invalidity of any term hereof would result in a failure of consideration for the Award):

(i)	declaration that the Award is null and void and of no further force or effect;

(ii)	recapture of any cash paid or Shares issued to the Participant, or any designee or beneficiary of the Participant, pursuant to the Award; and

(iii)	recapture of the proceeds, plus reasonable interest, with respect to any Shares that are both issued pursuant to this Award and sold or otherwise disposed of by the Participant, or any designee or beneficiary of the Participant.

The remedies provided above are not intended to be exclusive, and the Company Group may seek such other remedies as are provided by law, including equitable relief.

(f) Acknowledgement. The Participant acknowledges and agrees that his or her adherence to the foregoing requirements will not prevent him or her from engaging in his or her chosen occupation and earning a satisfactory livelihood following the termination of his or her service with the Company Group.

53. Section 83(b) Election Notice. If you provide the Company with prior written notice of your intention to make an election under Section 83(b) of the Internal Revenue Code of 1986, as amended, with respect to the Shares underlying your RSUs (a “Section 83(b) Election”), the Committee may in its discretion convert your RSUs into Restricted Shares, on a one-for-one basis, in full satisfaction of this Award Agreement. You agree to provide a copy of such election to the Company within 10 days after filing that election with the Internal Revenue Service. EXHIBIT C attached hereto contains a suggested form of Section 83(b) Election. Any Restricted Shares issued to you pursuant to this Section 9 shall bear such legends as the Company determines to be appropriate until all vesting restrictions lapse and certificates are issued to you pursuant to Section 6 of this Award.

54. Designation of Beneficiary. Notwithstanding anything to the contrary contained herein or in the Plan, following the execution of this Award Agreement, you may expressly designate a beneficiary (the “Beneficiary”) to your interest, if any, in the RSUs awarded hereby. You shall designate the Beneficiary by completing and executing a designation of beneficiary agreement substantially in the form attached hereto as EXHIBIT D (the “Designation of Beneficiary”) and delivering an executed and notarized copy of the Designation of Beneficiary to the Company.

55. Restrictions on Transfer. Except as set forth in the Plan, this Award Agreement may not be sold, pledged, or otherwise transferred without the prior written consent of the Committee. Notwithstanding the foregoing, you may transfer this Award Agreement (i) by instrument to an inter vivos or testamentary trust (or other entity) in which each beneficiary is a permissible gift recipient, as such is set forth in clause (ii) of this Section, or (ii) by gift to charitable institutions or by gift or transfer for consideration to any of your relatives as follows (or to an inter vivos trust, testamentary trust or other entity primarily for the benefit of any of your relatives as follows): any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, domestic partner, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships. Any transferee of your rights shall succeed to and be subject to all of the terms of this Award Agreement and the Plan.

56. Income Taxes and Deferred Compensation. The Participant is solely responsible and liable for the satisfaction of all taxes and penalties that may arise in connection with this Award (including any taxes arising under Section 409A of the Code), and the Company shall not have any obligation to indemnify or otherwise hold any Participant harmless from any or all of such taxes. The Committee shall have the discretion to unilaterally modify this Award in a manner that (i) conforms with the requirements of Section 409A of the Code, (ii) that voids any election of the Participant to the extent it would violate Section 409A of the Code, and (iii) for any distribution election that would violate Section 409A of the Code, to make distributions pursuant to the Award at the earliest to occur of a distribution event that is allowable under Section 409A of the Code or any distribution event that is both allowable under Section 409A of the Code and is elected by the Participant, subject to any valid second election to defer, provided that the Committee permits second elections to defer in accordance with Section 409A(a)(4)(C). The Committee shall have the sole discretion to interpret the requirements of the Code, including Section 409A, for purposes of the Plan and this Award Agreement.

57. Notices. Any notice or communication required or permitted by any provision of this Award Agreement to be given to you shall be in writing and shall be delivered personally or sent by certified mail, return receipt requested, addressed to you at the last address that the Company had for you on its records. Each party may, from time to time, by notice to the other party hereto, specify a new address for delivery of notices relating to this Award Agreement. Any such notice shall be deemed to be given as of the date such notice is personally delivered or properly mailed.

58. Binding Effect. Except as otherwise provided in this Award Agreement or in the Plan, every covenant, term, and provision of this Award Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legatees, legal representatives, successors, transferees, and assigns.

59. Modifications. This Award Agreement may be modified or amended at any time, in accordance with Section 15 of the Plan, provided that you must consent in writing to any modification that adversely alters or impairs any of your rights or obligations under this Award Agreement, unless there is an express Plan provision that permits the Committee to unilaterally make the modification.

60. Headings. Section and other headings contained in this Award Agreement are for reference purposes only and are not intended to describe, interpret, define or limit the scope or intent of this Award Agreement or any provision hereof.

61. Severability. Every provision of this Award Agreement and of the Plan is intended to be severable. If any term hereof is illegal or invalid for any reason, such illegality or invalidity shall not affect the validity or legality of the remaining terms of this Award Agreement.

62. Counterparts. This Award Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

63. Plan Governs. By signing this Award Agreement, you acknowledge that you have received a copy of the Plan and that your Award Agreement is subject to all the provisions contained in the Plan, the provisions of which are made a part of this Award Agreement, and that your Award is subject to all interpretations, amendments, rules and regulations which from time to time may be promulgated and adopted pursuant to the Plan. In the event of a conflict between the provisions of this Award Agreement and those of the Plan, the provisions of the Plan shall control.

64. Governing Law. The laws of the State of Delaware (without regard to conflicts of laws principles) shall govern the validity of this Award Agreement, the construction of its terms, and the interpretation of the rights and duties of the parties hereto.

65. Not a Contract of Employment. By executing this Award Agreement you acknowledge and agree that (i) any person whose service is terminated before full vesting of an award, such as the one granted to you by this Award, could claim that he or she was terminated to preclude vesting; (ii) you promise never to make such a claim; (iii) nothing in this Award Agreement or the Plan confers on you any right to continue an employment, service or consulting relationship with the Company Group, nor shall it affect in any way your right or the Company Group’s right to terminate your employment, service, or consulting relationship at any time, with or without Cause; and (iv) the Company would not have granted this Award to you but for these acknowledgements and agreements.

66. [Employment Agreement Provision [OPTIONAL IF EMPLOYEE HAS AN EMPLOYMENT AGREEMENT] By executing this Award, you acknowledge and agree that your rights upon a termination of employment before full vesting of this Award will be determined under Section              of that certain employment agreement between you and the Company, dated as of                  , 20    .]

Signature Page Follows

BY YOUR SIGNATURE BELOW, along with the signature of the Company’s representative, you and the Company agree that the RSUs hereby awarded under and governed by the terms and conditions of this Award Agreement and the Plan.

SORRENTO THERAPEUTICS, INC.

By:
Name:
Its:

PARTICIPANT

The undersigned Participant hereby accepts the terms of this Award and the Plan.

By:

Name of Participant:

EXHIBIT A

SORRENTO THERAPEUTICS, INC.

2009 STOCK INCENTIVE PLAN

Plan Document

EXHIBIT B

SORRENTO THERAPEUTICS, INC.

2009 STOCK INCENTIVE PLAN

Plan Prospectus

EXHIBIT C

SORRENTO THERAPEUTICS, INC.

2009 STOCK INCENTIVE PLAN

Section 83(b) Election Form

Attached is an Internal Revenue Code Section 83(b) Election Form. IF YOU WISH TO MAKE A SECTION 83(B) ELECTION, YOU MUST DO SO WITHIN 30 DAYS AFTER THE DATE THE RESTRICTED SHARES COVERED BY THE ELECTION WERE TRANSFERRED TO YOU. In order to make the election, you must completely fill out the attached form and file one copy with the Internal Revenue Service office where you file your tax return. In addition, one copy of the statement also must be submitted with your income tax return for the taxable year in which you make this election. Finally, you also must submit a copy of the election form to the Company within 10 days after filing that election with the Internal Revenue Service. A Section 83(b) Election normally cannot be revoked.

EXHIBIT C

SORRENTO THERAPEUTICS, INC.

2009 STOCK INCENTIVE PLAN

ELECTION TO INCLUDE VALUE OF RESTRICTED SHARES IN

GROSS INCOME

IN YEAR OF TRANSFER UNDER INTERNAL REVENUE CODE

SECTION 83(B)

Pursuant to Section 83(b) of the Internal Revenue Code, I hereby elect within 30 days after receiving the property described herein to be taxed immediately on its value specified in item 5 below.

1. My General Information:

Name:
Address:
S.S.N. or T.I.N.:

2. Description of the property with respect to which I am making this election:

                                 shares of common stock of Sorrento Therapeutics, Inc. (the “Restricted Shares”).

3. The Restricted Shares were transferred to me on              , 20    . This election relates to the 20     calendar taxable year.

4. The Restricted Shares are subject to the following restrictions:

The Restricted Shares are forfeitable until they is are earned in accordance with Section 1 of the Sorrento Therapeutics, Inc. 2009 Stock Incentive Plan (“Plan”) Restricted Share Unit Award Agreement (“Award Agreement”) or other Award Agreement or Plan provisions. The Restricted Shares generally are not transferable until my interest becomes vested and nonforfeitable, pursuant to the Award Agreement and the Plan.

5. Fair market value:

The fair market value at the time of transfer (determined without regard to any restrictions other than restrictions which by their terms never will lapse) of the Restricted Shares with respect to which I am making this election is $         per share.

6. Amount paid for Restricted Shares:

The amount I paid for the Restricted Shares is $         per share.

7. Furnishing statement to employer:

A copy of this statement has been furnished to my employer,                                 . If the transferor of the Restricted Shares is not my employer, that entity also has been furnished with a copy of this statement.

8. Award Agreement or Plan not affected:

Nothing contained herein shall be held to change any of the terms or conditions of the Award Agreement or the Plan.

Dated:              , 20    .

Taxpayer

EXHIBIT D

SORRENTO THERAPEUTICS, INC.

2009 STOCK INCENTIVE PLAN

Designation of Beneficiary

In connection with Award Agreements between Sorrento Therapeutics, Inc. (the “Company”) and                                         , an individual residing at                                                                                   (the “Recipient”), the Recipient hereby designates the person specified below as the beneficiary of the Recipient’s interest in Awards, as defined in the Company’s 2009 Stock Incentive Plan (the “Plan”). This designation shall remain in effect until revoked in writing by the Recipient.

Name of Beneficiary:
Address:

Social Security No.:

This beneficiary designation relates to any and all of Recipient’s rights under the following Award or Awards:

☐	any Award that Recipient has received under the Plan.

☐	the Award that Recipient received pursuant to an award agreement dated , between Recipient and the Company.

The Recipient understands that this designation operates to entitle the above-named beneficiary to the rights conferred by an Award from the date this form is delivered to the Company until such date as this designation is revoked in writing by the Recipient, including by delivery to the Company of a written designation of beneficiary executed by the Recipient dated as of a later date.

Date:

By:	[Recipient Name]

Sworn to before me this

     day of         , 20

Notary Public County of
State of

SORRENTO THERAPEUTICS, INC.

2009 STOCK INCENTIVE PLAN

Deferral Election Agreement for Deferred Share Units

THIS DEFERRAL ELECTION AGREEMENT FOR DEFERRED SHARE UNITS (as may be amended or restated from time to time, the “Deferral Agreement”) is made this      day of             ,             , by and between                                      (the “Participant”), and Sorrento Therapeutics, Inc. (the “Company”).

WHEREAS, the Company has established the Sorrento Therapeutics, Inc. 2009 Stock Incentive Plan (as may be amended or restated from time to time, the “Plan”), a copy of which is attached hereto as EXHIBIT A, and a summary of which appears in its Prospectus attached hereto as EXHIBIT B;

WHEREAS, the Participant is eligible to participate in said Plan;

WHEREAS, Section 9(a) of the Plan permits the Committee to authorize deferral compensation elections with any deferred compensation being credited to Deferred Share Units (“DSUs”) in accordance with Section 9 of the Plan;

NOW, THEREFORE, it is mutually agreed as follows:

37. Term of Election. This Deferral Agreement and the provisions of the Plan constitute the entire agreement between the parties, and will continue in full force and effect until the Participant executes a superseding Deferral Agreement, or until revoked by the Participant in a writing sent to and approved by the Committee, or until the Participant ceases service with the Company or an Affiliate, or until the Plan is terminated by appropriate corporate action, whichever shall first occur. This Deferral Agreement will become effective:

(a)	on the January 1st following the execution of this Deferral Agreement by each of the Company and Participant; or

(b)	on the first day of the next calendar month following the execution of this Deferral Agreement by each of the Company and Participant, but only if this Deferral Agreement is executed within the 30-day period after the Participant first becomes eligible for Plan participation.

38. Compensation being Deferred. The Participant makes the following election (which shall supersede any prior election only to the extent of an election made affirmatively herein) to defer the following amount of fees/compensation for as long as this Deferral Agreement is in effect:

(a)	percent ( %) of the amount otherwise payable in cash.

(b)	percent ( %) of the amount otherwise payable in shares of the Company’s common stock.

Deferral Election Agreement for Deferred Share Units

Sorrento Therapeutics, Inc.

2009 Stock Incentive Plan

(c)	percent ( %) of any Restricted Share Units (“RSUs”) in which the Participant earns a vested interest (but only if the underlying Award Agreement specifically authorizes deferral elections).

39. Crediting, Vesting, and Distribution of Deferred Compensation. The Company agrees to make DSU credits in accordance with Section 9 of the Plan and the elections that the Participant makes in the Distribution Election Agreement that is attached hereto as EXHIBIT C.

40. Taxes. The Participant, by the execution hereof, agrees to be solely responsible for the satisfaction of any taxes that may arise (including taxes arising under Sections 409A or 4999 of the Code), and further agrees that neither the Company nor the Committee shall have any obligation whatsoever to pay such taxes. The Committee shall nevertheless have the discretion –

(a)	to condition any issuance of Shares on the Participant’s satisfaction of applicable employment and withholding taxes; and

(b)	to unilaterally modify this Deferral Agreement in any manner that (i) conforms with the requirements of Section 409A of the Code, (ii) that voids any election of the Participant to the extent it would violate Section 409A of the Code, and (iii) for any distribution election that would violate Section 409A of the Code, that defers distributions pursuant to the Award until the earliest to occur of a distribution event that is allowable under Section 409A of the Code or any distribution event that is both allowable under Section 409A of the Code and is elected by the Participant, subject to any valid second election to defer, that the Committee permits second elections to defer in accordance with Section 409A(a)(4)(C).

The Committee shall have the sole discretion to interpret the requirements of the Code, including Section 409A, for purposes of the Plan and this Deferral Agreement.

41. Designation of Beneficiary. Notwithstanding anything to the contrary contained herein or in the Plan, following the execution of this Deferral Agreement, you may expressly designate a beneficiary (the “Beneficiary”) to your rights and interest under this Deferral Agreement. You shall designate the Beneficiary by completing and executing a designation of beneficiary agreement substantially in the form attached hereto as ATTACHMENT 1 to EXHIBIT C (“Designation of Beneficiary”) and delivering an executed and notarized copy of the Designation of Beneficiary to the Company.

42. Restrictions on Transfer. This Deferral Agreement may not be sold, pledged, or otherwise transferred without the prior written consent of the Committee. Notwithstanding the foregoing, you may transfer this Deferral Agreement (i) by instrument to an inter vivos or testamentary trust (or other entity) in which each beneficiary is a permissible gift recipient, as such is set forth in clause (ii) of this Section, or (ii) by gift to charitable institutions or by gift or transfer for consideration to any of your relatives as follows (or to an inter vivos trust, testamentary trust or other entity primarily for the benefit of any of your relatives as follows): any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, domestic partner, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships. Any transferee of your rights shall succeed to and be subject to all of the terms of this Deferral Agreement and the Plan.

Deferral Election Agreement for Deferred Share Units

Sorrento Therapeutics, Inc.

2009 Stock Incentive Plan

43. Notices. Any notice or communication required or permitted by any provision of this Deferral Agreement to be given to you shall be in writing and shall be delivered personally or sent by certified mail, return receipt requested, addressed to you at the last address that the Company had for you on its records. Each party may, from time to time, by notice to the other party hereto, specify a new address for delivery of notices relating to this Deferral Agreement. Any such notice shall be deemed to be given as of the date such notice is personally delivered or properly mailed.

44. Binding Effect. Except as otherwise provided in this Deferral Agreement or in the Plan, every covenant, term, and provision of this Deferral Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legatees, legal representatives, successors, transferees, and assigns.

45. Modifications. This Deferral Agreement may be modified or amended at any time, in accordance with Section 15 of the Plan, provided that you must consent in writing to any modification that adversely alters or impairs any of your rights or obligations under this Deferral Agreement, unless there is an express Plan provision that permits the Committee to unilaterally make the modification.

46. Headings. Section and other headings contained in this Deferral Agreement are for reference purposes only and are not intended to describe, interpret, define or limit the scope or intent of this Deferral Agreement or any provision hereof.

47. Severability. Every provision of this Deferral Agreement and of the Plan is intended to be severable. If any term hereof is illegal or invalid for any reason, such illegality or invalidity shall not affect the validity or legality of the remaining terms of this Deferral Agreement.

48. Counterparts. This Deferral Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

49. Plan Governs. By signing this Deferral Agreement, you acknowledge that you have received a copy of the Plan and that your Deferral Agreement, including the Distribution Election Agreement attached as EXHIBIT C hereto, is subject to all the provisions contained in the Plan, the provisions of which are made a part of this Deferral Agreement, and that your Deferral Agreement is subject to all interpretations, amendments, rules and regulations which from time to time may be promulgated and adopted pursuant to the Plan. In the event of a conflict between the provisions of this Deferral Agreement and those of the Plan, the provisions of the Plan shall control.

50. Governing Law. The laws of the State of Delaware (without regard to conflicts of laws principles) shall govern the validity of this Deferral Agreement, the construction of its terms, and the interpretation of the rights and duties of the parties hereto.

Deferral Election Agreement for Deferred Share Units

Sorrento Therapeutics, Inc.

2009 Stock Incentive Plan

51. Not a Contract of Employment. By executing this Deferral Agreement you acknowledge and agree that nothing in this Deferral Agreement or the Plan confers on you any right to continue an employment, service or consulting relationship with the Company, nor shall it affect in any way your right or the Company’s right to terminate your employment, service, or consulting relationship at any time, with or without Cause; and the Company would not have executed this Deferral Agreement but for these acknowledgements and agreements.

<Signature Page Follows>

Deferral Election Agreement for Deferred Share Units

Sorrento Therapeutics, Inc.

2009 Stock Incentive Plan

IN WITNESS WHEREOF, the parties hereto have hereunto set their hands the day and year first above-written.

SORRENTO THERAPEUTICS, INC.

By:

Name:

Its:

PARTICIPANT

By:

Name of Participant:

EXHIBIT A

SORRENTO THERAPEUTICS, INC.

2009 STOCK INCENTIVE PLAN

PLAN DOCUMENT

EXHIBIT B

SORRENTO THERAPEUTICS, INC.

2009 STOCK INCENTIVE PLAN

PLAN PROSPECTUS

EXHIBIT C

SORRENTO THERAPEUTICS, INC.

2009 STOCK INCENTIVE PLAN

Distribution Election Agreement regarding Deferred Share Units

THIS DISTRIBUTION ELECTION AGREEMENT (the “Distribution Agreement”) is made this      day of         ,         , by and between                              (the “Participant”), and Sorrento Therapeutics, Inc. (the “Company”), with respect to compensation that the Participant defers pursuant to the terms and conditions of the Deferral Agreement (the “Deferral Agreement”) dated         ,               between the Participant and the Company.

WHEREAS, the Company has established the Sorrento Therapeutics, Inc. 2009 Stock Incentive Plan (the “Plan”), and the Participant has elected to defer compensation and thereby to participate in said Plan and to accrue Deferred Share Units (“DSUs”) in accordance with Section 9 of the Plan;

NOW, THEREFORE, it is mutually agreed as follows:

1. This Distribution Agreement, the Deferral Agreement and the Plan constitute the entire agreement between the parties with respect to the Company’s distribution to any and all benefits to which the Participant becomes entitled pursuant to Section 9 of the Plan. The elections made in Section 2 below shall be irrevocable. The Participant’s beneficiary designation shall remain in full force and effect until revoked or changed by the Participant in a writing sent to the Committee.

2. The Participant, by the execution hereof, agrees to participate in the Plan upon the terms and conditions set forth therein, and, in accordance therewith, makes the following elections, subject to the requirement that the Participant must collect all Plan benefits not later than December 31st of the tenth (10th) year after the year in which the Participant ceases service with the Company or an Affiliate:

(a)	The Company shall commence issuing shares in satisfaction of DSU credits deferred and any related accumulated income on the first to occur of:

(    ) January 1st of the calendar year immediately following the year in which the Participant ceases service with the Company.

(    ) January 1st of the year that is      years after the Participant ceases service with the Company.

Notwithstanding the foregoing, the Participant hereby elects to collect     % of his or her account balance as soon as practicable after a Change in Control (as defined in the Plan), subject to any applicable provisions of the Plan and the Participant’s Deferral Agreement.

(b)	The Participant hereby elects to have the Company distribute the DSUs and any related accumulated earnings as follows:

(    ) in substantially equal installments over a period of      years (must be less than 10 years).

(    ) in a lump sum.

Distribution Election Agreement

Sorrento Therapeutics, Inc.

2009 Stock Incentive Plan

(c)	All distributions made pursuant to the Plan and this Agreement will be made in whole shares of the Company’s common stock, with cash paid in lieu of fractional shares.

(d)	Notwithstanding the foregoing, all distributions made to Directors shall be made pursuant to Section 9 of the Plan and shall be settled in cash only (or, subject to Applicable Laws, in newly issued Shares or Shares obtained through open market purchase).

3. The Participant hereby designates beneficiary listed on Attachment 1 hereto to be his or her beneficiary or beneficiaries and to receive the balance of any unpaid deferred compensation and related earnings.

4. The Company agrees to issue shares in satisfaction of DSU credits in accordance with the terms of the Plan and the elections by the Participant made herein and subject to the specific terms for deferrals by Directors as set forth in Section 9 of the Plan.

5. The terms of Sections 7 through 14 of the Deferral Agreement are incorporated herein by reference, and shall apply to this Distribution Agreement based on the understanding that references in such Sections to the Deferral Agreement shall refer to this Distribution Agreement for purposes hereof.

IN WITNESS WHEREOF, the parties hereto have hereunto set their hands the day and year first above-written.

PARTICIPANT

Printed Name:

SORRENTO THERAPEUTICS, INC.

By:
Name:
Its:

ATTACHMENT 1

SORRENTO THERAPEUTICS, INC.

2009 STOCK INCENTIVE PLAN

DESIGNATION OF BENEFICIARY

In connection with Award Agreements between Sorrento Therapeutics, Inc. (the “Company”) and                                         , an individual residing at                                                                                                                                                 (the “Recipient”), the Recipient hereby designates the person specified below as the beneficiary of the Recipient’s interest in Awards as defined in the Company’s 2009 Stock Incentive Plan (the “Plan”). This designation shall remain in effect until revoked in writing by the Recipient.

Name of Beneficiary:
Address:

Social Security No.:

This beneficiary designation relates to any and all of Recipient’s rights under the following Award or Awards:

☐	any Award that Recipient has received under the Plan.

☐	the Award that Recipient received pursuant to an award agreement dated , between Recipient and the Company.

The Recipient understands that this designation operates to entitle the above-named beneficiary to the rights conferred by an Award from the date this form is delivered to the Company until such date as this designation is revoked in writing by the Recipient, including by delivery to the Company of a written designation of beneficiary executed by the Recipient dated as of a later date.

Date:

By:
[Recipient Name]

Sworn to before me this

     day of         , 20

Notary Public County of
State of

SORRENTO THERAPEUTICS, INC.

2009 STOCK INCENTIVE PLAN

SAR AWARD AGREEMENT

AWARD NO.

You (the “Participant”) are hereby awarded Stock Appreciation Rights subject to the terms and conditions set forth in this agreement (as may be amended or restated from time to time, the “Award Agreement”) and in the Sorrento Therapeutics, Inc. 2009 Stock Incentive Plan (as may be amended or restated from time to time, the “Plan”). A copy of the Plan is attached hereto as EXHIBIT A. A summary of the Plan appears in its Prospectus, which is attached hereto as EXHIBIT B. You should review carefully these documents, and consult with your personal financial advisor, in order to fully understand the implications of this Award, including your tax alternatives or their consequences. This Award is conditioned on your execution of this Award Agreement within 21 days following the Award Date designated in Section 1 below.

By executing this Award Agreement, you agree to be bound by all of the Plan’s terms and conditions as if they had been set out verbatim in this Award Agreement. In addition, you recognize and agree that all determinations, interpretations, or other actions respecting the Plan and this Award Agreement will be made by the Board of Directors (the “Board”) of Sorrento Therapeutics, Inc. (the “Company”) or the Committee pursuant to Section 4 of the Plan, and that such determinations, interpretations or other actions shall (in the absence of manifest bad faith or fraud) be final, conclusive and binding upon all parties, including you and your heirs, representatives and successors-in-interest. Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Plan.

1. Individualized Terms. This portion of your Award is being granted pursuant to Section 7 of the Plan, and shall have the following terms:

Name of Participant

Date of Award

Number of Shares measuring the value of this SAR	Shares (“SAR Shares”).

Base Price for SARs	$ . per Share.

Vesting	At the rate of % on each of the next [monthly] [quarterly] [annual] anniversaries of the Award Date; subject to acceleration as provided in the Plan and in Section 2 below, and to your Continuous Service not ending before the vesting date.

SAR Award Agreement

Sorrento Therapeutics, Inc.

2009 Stock Incentive Plan

2. Accelerated Vesting; Change in Corporate Control. To the extent you have not previously vested in your rights with respect to this Award, your Award will become:

☐	% vested if your Continuous Service ends due to your death or “disability” within the meaning of Section 409A of the Code;

☐	% vested if your Continuous Service ends due to your retirement at or after you have attained the age of and completed at least full years of Continuous Service;

☐	according to the following schedule if your Continuous Service ends due to an Involuntary Termination that occurs in connection with or within the one-year period following a Change in Control:

Date on which Your Involuntary Termination Occurs (by reference to Date of Award)	Portion of Your Award As to which Vesting Accelerates
Before 1st Anniversary	%
Between 1st and 2nd Anniversary	%
After 2nd Anniversary	%

3. Vesting and Exercise of Your Award. No Shares will be issued and no cash will be paid to you before your Award vests in accordance with Section 1 or 2 above and is exercised. To the extent you have vested in this Award, you may exercise it at any time and from time to time in accordance with the Plan, using the exercise form attached hereto as EXHIBIT C. The amount you receive upon exercise will equal the product of:

(a) the number of SAR Shares that you designate for exercise, and

(b) the excess of 100% of the Fair Market Value of a Share on the date of exercise over the Base Price stated in Section 1 above.

4. Form of Payments to You. The Company will make any payment to you under this Award in the form of Shares, with cash paid in lieu of fractional Shares. Any Shares that you receive will be free from vesting restrictions (but subject to such legends as the Company determines to be appropriate). Notwithstanding the foregoing, the Company will not issue Share certificates to you unless you have made arrangements satisfactory to the Committee to satisfy any applicable tax-withholding obligations.

5. Failure of Vesting Restrictions. By executing this Award, you acknowledge and agree that if your Continuous Service terminates under circumstances that do not result in accelerated vesting pursuant to Section 2 above, you will irrevocably forfeit any and all unvested rights under this Award, and this Award will immediately become null, void, and unenforceable.

6. Long-term Consideration for Award. The Participant recognizes and agrees that the Company’s key consideration in granting this Award is securing the long-term commitment of the Participant to serve as a                      [include job title or description of the Participant] who will advance and promote the business interests and objectives of the Company and/or its Affiliates (the “Company Group”). Accordingly, the Participant agrees that this Award shall be subject to the terms and conditions set forth in Section 26 of the

SAR Award Agreement

Sorrento Therapeutics, Inc.

2009 Stock Incentive Plan

Plan (relating to the termination, rescission, and recapture if you violate certain commitments made therein to the Company Group), as well as to the following terms and conditions as material and indivisible consideration for this Award:

(a) Fiduciary Duty. During his or her service with the Company Group, the Participant shall devote his or her full energies, abilities, attention and business time to the performance of his or her service responsibilities and shall not engage in any activity which conflicts or interferes with, or in any way compromises, his or her performance of such responsibilities.

(b) Confidential Information. The Participant recognizes that by virtue of his or her service with the Company Group, he or she will be granted otherwise prohibited access to confidential information and proprietary data which are not known, and not readily accessible to the Company Group’s competitors. This information (the “Confidential Information”) includes, but is not limited to, current and prospective customers; the identity of key contacts at such customers; customers’ particularized preferences and needs; marketing strategies and plans; financial data; personnel data; compensation data; proprietary procedures and processes; and other unique and specialized practices, programs and plans of the Company Group and their respective customers and prospective customers. The Participant recognizes that this Confidential Information constitutes a valuable property of the Company Group, developed over a significant period of time and at substantial expense. Accordingly, the Participant agrees that he or she shall not, at any time during or after his or her service with the Company Group, divulge such Confidential Information or make use of it for his or her own purposes or the purposes of any person or entity other than the Company Group.

(c) Non-Solicitation of Customers. The Participant recognizes that by virtue of his or her service with the Company Group he or she will be introduced to and involved in the solicitation and servicing of existing customers of the Company Group and new customers obtained by the Company Group during his or her service. The Participant understands and agrees that all efforts expended in soliciting and servicing such customers shall be for the permanent benefit of the Company Group. The Participant further agrees that during his or her service with the Company Group the Participant will not engage in any conduct which could in any way jeopardize or disturb any of the Company Group’s customer relationships. The Participant also recognizes the Company Group’s legitimate interest in protecting, for a reasonable period of time after his or her service with the Company Group, the Company Group’s customers. Accordingly, the Participant agrees that, for a period beginning on the date hereof and ending five (5) years after termination of Participant’s service with the Company Group, regardless of the reason for such termination, the Participant shall not, directly or indirectly, without the prior written consent of the Chief Executive Officer or Chairman of the Company, solicit any actual or potential customer or supplier of the Company Group for any business that competes, directly or indirectly, with the Company Group.

(d) Non-Solicitation of Employees. The Participant recognizes the substantial expenditure of time and effort which the Company Group devotes to the recruitment, hiring, orientation, training and retention of its employees. Accordingly, the Participant agrees that, for a period beginning on the date hereof and ending five (5) years after termination of Participant’s service with the Company Group, regardless of the reason for such termination, the Participant shall not, directly or indirectly, for himself or herself or on behalf of any other person or entity, solicit, offer employment to, hire or otherwise retain the services of any employee of the Company Group.

SAR Award Agreement

Sorrento Therapeutics, Inc.

2009 Stock Incentive Plan

(e) Survival of Commitments; Potential Recapture of Award and Proceeds. The Participant acknowledges and agrees that the terms and conditions of this Section regarding confidentiality and non-solicitation shall survive both (i) the termination of Participant’s service with the Company Group for any reason, and (ii) the termination of the Plan for any reason. The Participant acknowledges and agrees that the grant of Stock Appreciation Rights in this Award Agreement is just and adequate consideration for the survival of the restrictions set forth herein, and that the Company Group may pursue any or all of the following remedies if the Participant either violates the terms of this Section or succeeds for any reason in invalidating any part of it (it being understood that the invalidity of any term hereof would result in a failure of consideration for the Award):

(i)	declaration that the Award is null and void and of no further force or effect;

(ii)	recapture of any cash paid or Shares issued to the Participant, or any designee or beneficiary of the Participant, pursuant to the Award; and

(iii)	recapture of the proceeds, plus reasonable interest, with respect to any Shares that are both issued pursuant to this Award and sold or otherwise disposed of by the Participant, or any designee or beneficiary of the Participant.

The remedies provided above are not intended to be exclusive, and the Company Group may seek such other remedies as are provided by law, including equitable relief.

(f) Acknowledgement. The Participant acknowledges and agrees that his or her adherence to the foregoing requirements will not prevent him or her from engaging in his or her chosen occupation and earning a satisfactory livelihood following the termination of his or her service with the Company Group.

7. Investment Purposes. By executing this Award, you represent and warrant to the Company that any Shares issued to you pursuant to this Award will be for investment for your own account and not with a view to, for resale in connection with, or with an intent of participating directly or indirectly in, any distribution of such Shares within the meaning of the Securities Act of 1933, as amended.

8. Designation of Beneficiary. Notwithstanding anything to the contrary contained herein or in the Plan, following the execution of this Award Agreement, you may expressly designate a beneficiary (the “Beneficiary”) to your interest in the SAR awarded hereby. You shall designate the Beneficiary by completing and executing a designation of beneficiary agreement substantially in the form attached hereto as EXHIBIT D (the “Designation of Beneficiary”) and delivering an executed and notarized copy of the Designation of Beneficiary to the Company.

9. Restrictions on Transfer. Except as set forth in the Plan, this Award Agreement may not be sold, pledged, or otherwise transferred without the prior written consent of the Committee. Notwithstanding the foregoing, you may transfer this Award Agreement (i) by instrument to an inter vivos or testamentary trust (or other entity) in which each beneficiary is a permissible gift recipient, as such is set forth in clause (ii) of this Section, or (ii) by gift to charitable institutions or by gift or transfer for consideration to any of your relatives as follows (or to an inter vivos trust, testamentary trust or other entity primarily for the benefit of your relatives as follows): any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, domestic partner, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships. Any transferee of your rights shall succeed and be subject to all of the terms of this Award Agreement and the Plan.

SAR Award Agreement

Sorrento Therapeutics, Inc.

2009 Stock Incentive Plan

10. Income Taxes and Deferred Compensation. The Participant is solely responsible and liable for the satisfaction of all taxes and penalties that may arise in connection with this Award (including any taxes arising under Section 409A of the Code), and the Company shall not have any obligation to indemnify or otherwise hold any Participant harmless from any or all of such taxes. The Committee shall have the discretion to unilaterally modify this Award in a manner that (i) conforms with the requirements of Section 409A of the Code, (ii) that voids any election of the Participant to the extent it would violate Section 409A of the Code, and (iii) for any distribution election that would violate Section 409A of the Code, to make distributions pursuant to the Award at the earliest to occur of a distribution event that is allowable under Section 409A of the Code or any distribution event that is both allowable under Section 409A of the Code and is elected by the Participant, subject to any valid second election to defer, provided that the Committee permits second elections to defer in accordance with Section 409A(a)(4)(c). The Committee shall have the sole discretion to interpret the requirements of the Code, including Section 409A, for purposes of the Plan and this Award Agreement.

11. Notices. Any notice or communication required or permitted by any provision of this Award Agreement to be given to you shall be in writing and shall be delivered personally or sent by certified mail, return receipt requested, addressed to you at the last address that the Company had for you on its records. Each party may, from time to time, by notice to the other party hereto, specify a new address for delivery of notices relating to this Award Agreement. Any such notice shall be deemed to be given as of the date such notice is personally delivered or properly mailed.

12. Binding Effect. Except as otherwise provided in this Award Agreement or in the Plan, every covenant, term, and provision of this Award Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legatees, legal representatives, successors, transferees, and assigns.

13. Modifications. This Award Agreement may be modified or amended at any time, in accordance with Section 15 of the Plan, provided that you must consent in writing to any modification that adversely alters or impairs any of your rights or obligations under this Award Agreement, unless there is an express Plan provision that permits the Committee to unilaterally make the modification.

14. Headings. Section and other headings contained in this Award Agreement are for reference purposes only and are not intended to describe, interpret, define or limit the scope or intent of this Award Agreement or any provision hereof.

15. Severability. Every provision of this Award Agreement and of the Plan is intended to be severable. If any term hereof is illegal or invalid for any reason, such illegality or invalidity shall not affect the validity or legality of the remaining terms of this Award Agreement.

SAR Award Agreement

Sorrento Therapeutics, Inc.

2009 Stock Incentive Plan

16. Counterparts. This Award Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

17. Plan Governs. By signing this Award Agreement, you acknowledge that you have received a copy of the Plan and that your Award Agreement is subject to all the provisions contained in the Plan, the provisions of which are made a part of this Award Agreement, and that your Award is subject to all interpretations, amendments, rules and regulations which from time to time may be promulgated and adopted pursuant to the Plan. In the event of a conflict between the provisions of this Award Agreement and those of the Plan, the provisions of the Plan shall control.

18. Governing Law. The laws of the State of Delaware (without regard to conflicts of laws principles) shall govern the validity of this Award Agreement, the construction of its terms, and the interpretation of the rights and duties of the parties hereto.

19. Not a Contract of Employment. By executing this Award Agreement you acknowledge and agree that (i) any person whose service is terminated before full vesting of an award, such as the one granted to you by this Award, could claim that he or she was terminated to preclude vesting; (ii) you promise never to make such a claim; (iii) nothing in this Award Agreement or the Plan confers on you any right to continue an employment, service or consulting relationship with the Company Group, nor shall it affect in any way your right or the Company Group’s right to terminate your employment, service, or consulting relationship at any time, with or without Cause; and (iv) the Company would not have granted this Award to you but for these acknowledgements and agreements.

20. [Employment Agreement Provision [OPTIONAL IF EMPLOYEE HAS AN EMPLOYMENT AGREEMENT] By executing this Award, you acknowledge and agree that your rights upon a termination of employment before full vesting of this Award will be determined under Section              of that certain employment agreement between you and the Company, dated as of                  , 20    .]

[Signature Page Follows]

SAR Award Agreement

Sorrento Therapeutics, Inc.

2009 Stock Incentive Plan

BY YOUR SIGNATURE BELOW, along with the signature of the Company’s representative, you and the Company agree that this Award is being made under and governed by the terms and conditions of this Award and the Plan.

SORRENTO THERAPEUTICS, INC.

By:
Name:
Its:

PARTICIPANT

The undersigned Participant hereby accepts the terms of this Award and the Plan.

By:

Name of Participant:

EXHIBIT A

SORRENTO THERAPEUTICS, INC.

2009 STOCK INCENTIVE PLAN

PLAN DOCUMENT

EXHIBIT B

SORERNTO THERAPEUTICS, INC.

2009 STOCK INCENTIVE PLAN

PLAN PROSPECTUS

EXHIBIT C

SORRENTO THERAPEUTICS, INC.

2009 STOCK INCENTIVE PLAN

FORM OF STOCK APPRECIATION RIGHTS EXERCISE

Attention:	Sorrento Therapeutics, Inc.
6042 Cornerstone Ct. West, Suite B
San Diego, CA 92121

Dear Sir or Madam:

The undersigned elects to exercise his/her Stock Appreciation Rights with respect to      shares of Common Stock of Sorrento Therapeutics, Inc. (the “Company”) under and pursuant to an SAR Award Agreement dated as of                             .

The undersigned recognizes and agrees that the Company will satisfy its obligations arising from this exercise notice through issuing shares of its Common Stock, with the name or names to be on the stock certificate or certificates and the address and Social Security Number of such person(s) to be as follows:

Name:
Address:
Social Security Number :

I hereby surrender all rights to such number of shares of Common Stock that are issuable pursuant to this SAR being exercised and that have a Fair Market Value equal to the taxes payable in connection therewith, with any additional amount that I owe being paid by me through salary reduction from Company’s next payroll.

Date	SAR Holder

SORRENTO THERAPEUTICS, INC.

2009 STOCK INCENTIVE PLAN

DESIGNATION OF BENEFICIARY

In connection with Award Agreements between Sorrento Therapeutics, Inc. (the “Company”) and                             , an individual residing at                                  (the “Recipient”), the Recipient hereby designates the person specified below as the beneficiary of the Recipient’s interest in Awards as defined in the Company’s 2009 Stock Incentive Plan (the “Plan”). This designation shall remain in effect until revoked in writing by the Recipient.

Name of Beneficiary:
Address:

Social Security No.:

This beneficiary designation relates to any and all of Recipient’s rights under the following Award or Awards:

☐	any Award that Recipient has received under the Plan.

☐	the Award that Recipient received pursuant to an award agreement dated , between Recipient and the Company.

The Recipient understands that this designation operates to entitle the above-named beneficiary to the rights conferred by an Award from the date this form is delivered to the Company until such date as this designation is revoked in writing by the Recipient, including by delivery to the Company of a written designation of beneficiary executed by the Recipient dated as of a later date.

Date:

By:
[Recipient Name]

Sworn to before me this

     day of         , 20

Notary Public County of
State of

SORRENTO THERAPEUTICS, INC.

2009 STOCK INCENTIVE PLAN

Performance Unit and Performance Stock Award Agreement

Award No.

You (the “Participant”) are hereby awarded Performance Units and Performance Stock subject to the terms and conditions set forth in this agreement (as may be amended or restated from time to time, the “Award Agreement”), and in the Sorrento Therapeutics, Inc. 2009 Stock Incentive Plan (as may be amended or restated from time to time, the “Plan”), which is attached hereto as EXHIBIT A. A summary of the Plan appears in its Prospectus, which is attached hereto as EXHIBIT B. You should review carefully these documents, and consult with your personal financial advisor, in order to fully understand the implications of this Award, including your tax alternatives and their consequences. This Award is conditioned on your execution of the Award Agreement within 21 days following the Award Date designated in Section 1 below.

By executing this Award Agreement, you agree to be bound by all of the Plan’s terms and conditions as if they had been set out verbatim in this Award Agreement. In addition, you recognize and agree that all determinations, interpretations, or other actions respecting the Plan and this Award Agreement will be made by the Board of Directors (the “Board”) of Sorrento Therapeutics, Inc. (the “Company”) or the Committee pursuant to Section 4 of the Plan, and that such determinations, interpretations or other actions shall (in the absence of manifest bad faith or fraud) be final, conclusive and binding upon all parties, including you and your heirs, representatives and successors-in-interest. Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Plan.

52. General Terms of Your Award.

Name of Participant

Date of Award

53. Performance Unit. The Performance Unit portion of your Award is being granted pursuant to Section 10 of the Plan, and shall have the terms set forth in the table below, subject, absolutely, to the terms of the Plan and to the Committee’s discretion to interpret the Plan and this Award Agreement in any manner that the Committee may deem reasonably necessary or appropriate in order for this Award to satisfy the requirements for “performance-based compensation” within the meaning of Section 162(m)(4) of the Code, and associated tax regulations and rulings. The Performance Unit portion of your Award provides that you may qualify to receive an amount of cash that falls within the range specified in the table below, such amount to be determined based on the extent to which, if at all, the Performance Measures for Determining Qualification have been satisfied and in accordance with the weights assigned thereto.

Performance Unit and Performance Stock Award Agreement

Sorrento Therapeutics, Inc.

2009 Stock Incentive Plan

Range in Amount of Cash	Threshold:	$
	Target:	$
	Maximum:	$

Performance Period

Performance Measures	See Schedule , attached hereto as EXHIBIT C.

Qualification

54. Performance Stock. The Performance Stock portion of your Award provides that you may qualify to receive, subject to further vesting, a number of Shares (“Performance Stock”) with a value that falls within the range of values specified in the table below, such value to be determined based on the extent to which, if at all, the Performance Measures for Determining Qualification have been satisfied and the weights assigned thereto. The Performance Stock portion of your Award is being granted pursuant to Section 10 of the Plan, and shall have the terms set forth in the table below; subject, absolutely, to the terms of the Plan and to the Committee’s discretion to interpret the Plan and this Award Agreement in any manner that the Committee may deem reasonably necessary or appropriate in order for this Award to satisfy the requirements for “performance-based compensation” within the meaning of Section 162(m)(4) of the Code, and associated tax regulations and rulings.

Range in Value of Shares of	Threshold:	$
Performance Stock	Target:	$
	Maximum:	$

Performance Period for
Qualification

Performance Measures	See Schedule , attached hereto as EXHIBIT D.

Pricing Date to Determine Number of Shares

Qualification

Performance Period for Further Vesting

Performance Measure for Determining Further Vesting

Further Vesting

Performance Unit and Performance Stock Award Agreement

Sorrento Therapeutics, Inc.

2009 Stock Incentive Plan

55. Issuance of Shares of Performance Stock. If you qualify to receive any Shares of Performance Stock that remain subject to further vesting, the stock certificates evidencing such Shares that will be issued as of the Pricing Date will bear the following legend that shall remain in place and effective until all other vesting restrictions lapse and new certificates are issued pursuant to Section 6(b) below:

“The sale or other transfer of the Stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer set forth in the Sorrento Therapeutics, Inc. 2009 Stock Incentive Plan, and in any rules and administrative procedures adopted pursuant to such Plan and in a related Award Agreement. A copy of the Plan, such rules and procedures and such Award Agreement may be obtained from the Secretary of Sorrento Therapeutics, Inc.”

56. Unvested Performance Stock. You will be reflected as the owner of record on the Company’s books and records of any Shares of Performance Stock issued pursuant to this Award Agreement. The Company will hold the stock certificates for safekeeping until such Shares have become vested and non-forfeitable. You must deliver to the Company, as soon as practicable after the date any Shares of Performance Stock are issued, a stock power, endorsed in blank, with respect to any such Shares. If you forfeit any Shares of Performance Stock, the stock power will be used to return the certificates for the forfeited Shares to the transfer agent for cancellation. As the owner of record of any Shares of Performance Stock you qualify to receive pursuant to this Award Agreement, you will be entitled to all rights of a stockholder of the Company, including the right to vote Shares and the right to the payment of any cash dividends and other distributions (including those paid in stock) following the date of issuance of such Shares and to the extent paid in stock, such stock shall be subject to the same restrictions contained in Section 3 hereof, subject in each case to the treatment of the Award upon termination of service with the Company or an Affiliate (the “Company Group”) before the particular record date for determining stockholders of record entitled to the payment of the dividend or distribution.

57. Qualification and Vesting.

(a) After the Performance Period for the Performance Unit, if you qualify to receive an amount of cash pursuant to the Performance Unit as determined and calculated by the Committee, you shall be paid such cash amount in conformity with the Company’s bonus payment practices generally applicable to senior executives of the Company.

(b) If you qualify to receive any Shares of Performance Stock subject to further vesting, as the further vesting restrictions become satisfied over time or upon satisfaction of the relevant performance measures, the Company shall cause new stock certificates for the Shares of Performance Stock so vested to be delivered to you, with such legends as the Company determines to be appropriate. New certificates shall not be delivered to you unless you have made arrangements satisfactory to the Committee to satisfy tax-withholding obligations.

58. Long-term Consideration for Award. The Participant recognizes and agrees that the Company’s key consideration in granting this Award is securing the long-term commitment of the Participant to serve as a                      [include job title or description of the Participant] who will advance and promote the business interests and objectives of the Company Group. Accordingly, the Participant agrees that this Award shall be subject to the terms and conditions set forth in Section 26 of the Plan (relating to the termination, rescission, and recapture if you violate certain commitments made therein to the Company Group), as well as to the following terms and conditions as material and indivisible consideration for this Award:

(a) Fiduciary Duty. During his or her service with the Company Group the Participant shall devote his or her full energies, abilities, attention and business time to the performance of his or her service responsibilities and shall not engage in any activity which conflicts or interferes with, or in any way compromises, his or her performance of such responsibilities.

Performance Unit and Performance Stock Award Agreement

Sorrento Therapeutics, Inc.

2009 Stock Incentive Plan

(b) Confidential Information. The Participant recognizes that by virtue of his or her service with the Company Group, he or she will be granted otherwise prohibited access to confidential information and proprietary data which are not known, and not readily accessible to the Company Group’s competitors. This information (the “Confidential Information”) includes, but is not limited to, current and prospective customers; the identity of key contacts at such customers; customers’ particularized preferences and needs; marketing strategies and plans; financial data; personnel data; compensation data; proprietary procedures and processes; and other unique and specialized practices, programs and plans of the Company Group and their respective customers and prospective customers. The Participant recognizes that this Confidential Information constitutes a valuable property of the Company Group, developed over a significant period of time and at substantial expense. Accordingly, the Participant agrees that he or she shall not, at any time during or after his or her service with the Company Group, divulge such Confidential Information or make use of it for his or her own purposes or the purposes of any person or entity other than the Company Group.

(c) Non-Solicitation of Customers. The Participant recognizes that by virtue of his or her service with the Company Group he or she will be introduced to and involved in the solicitation and servicing of existing customers of the Company Group and new customers obtained by the Company Group during his or her service. The Participant understands and agrees that all efforts expended in soliciting and servicing such customers shall be for the permanent benefit of the Company Group. The Participant further agrees that during his or her service with the Company Group the Participant will not engage in any conduct which could in any way jeopardize or disturb any of the Company Group’s customer relationships. The Participant also recognizes the Company Group’s legitimate interest in protecting, for a reasonable period of time after his or her service with the Company Group, the Company Group’s customers. Accordingly, the Participant agrees that, for a period beginning on the date hereof and ending five (5) years after termination of Participant’s service with the Company Group, regardless of the reason for such termination, the Participant shall not, directly or indirectly, without the prior written consent of the Chief Executive Officer or Chairman of the Company, solicit any actual or potential customer or supplier of the Company Group for any business that competes, directly or indirectly, with the Company Group.

(d) Non-Solicitation of Employees. The Participant recognizes the substantial expenditure of time and effort which the Company Group devotes to the recruitment, hiring, orientation, training and retention of its employees. Accordingly, the Participant agrees that, for a period beginning on the date hereof and ending five (5) years after termination of Participant’s service with the Company Group, regardless of the reason for such termination, the Participant shall not, directly or indirectly, for himself or herself or on behalf of any other person or entity, solicit, offer employment to, hire or otherwise retain the services of any employee of the Company Group.

Performance Unit and Performance Stock Award Agreement

Sorrento Therapeutics, Inc.

2009 Stock Incentive Plan

(e) Survival of Commitments; Potential Recapture of Award and Proceeds. The Participant acknowledges and agrees that the terms and conditions of this Section regarding confidentiality and non-solicitation shall survive both (i) the termination of Participant’s service with the Company Group for any reason, and (ii) the termination of the Plan, for any reason. The Participant acknowledges and agrees that the grant of Performance Units and Performance Stock in this Award Agreement is just and adequate consideration for the survival of the restrictions set forth herein, and that the Company Group may pursue any or all of the following remedies if the Participant either violates the terms of this Section or succeeds for any reason in invalidating any part of it (it being understood that the invalidity of any term hereof would result in a failure of consideration for the Award):

(i)	declaration that the Award is null and void and of no further force or effect;

(ii)	recapture of any cash paid or Shares issued to the Participant, or any designee or beneficiary of the Participant, pursuant to the Award; and

(iii)	recapture of the proceeds, plus reasonable interest, with respect to any Shares that are both issued pursuant to this Award and sold or otherwise disposed of by the Participant, or any designee or beneficiary of the Participant.

The remedies provided above are not intended to be exclusive, and the Company Group may seek such other remedies as are provided by law, including equitable relief.

(f) Acknowledgement. The Participant acknowledges and agrees that his or her adherence to the foregoing requirements will not prevent him or her from engaging in his or her chosen occupation and earning a satisfactory livelihood following the termination of his or her service with the Company Group.

59. Restrictions on Transfer of Award. Except as set forth in the Plan, this Award Agreement may not be sold, pledged, or otherwise transferred without the prior written consent of the Committee. Notwithstanding the foregoing, you may transfer Performance Shares that are issued pursuant to this Award Agreement (i) by instrument to an inter vivos or testamentary trust (or other entity) in which each beneficiary is a permissible gift recipient, as such is set forth in subsection (ii) of this Section, or (ii) by gift to charitable institutions or by gift or transfer for consideration to any of your relatives as follows (or to an inter vivos trust, testamentary trust or other entity primarily for the benefit of any of your relatives as follows): any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, domestic partner, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and including adoptive relationships. Any transferee of your rights shall succeed to and be subject to all of the terms of this Award Agreement and the Plan.

60. Designation of Beneficiary. Notwithstanding anything to the contrary contained herein or in the Plan, following the execution of this Award Agreement, you may expressly designate a beneficiary (the “Beneficiary”) to your interest in the Performance Unit and Performance Stock awarded hereby. You shall designate the Beneficiary by completing and executing a designation of beneficiary agreement substantially in the form attached hereto as EXHIBIT E (the “Designation of Beneficiary”) and delivering an executed and notarized copy of the Designation of Beneficiary to the Company.

Performance Unit and Performance Stock Award Agreement

Sorrento Therapeutics, Inc.

2009 Stock Incentive Plan

61. Income Taxes and Deferred Compensation. The Participant is solely responsible and liable for the satisfaction of all taxes and penalties that may arise in connection with this Award (including any taxes arising under Section 409A of the Code), and the Company shall not have any obligation to indemnify or otherwise hold any Participant harmless from any or all of such taxes. The Committee shall have the discretion to unilaterally modify this Award in a manner that (i) conforms with the requirements of Section 409A of the Code with respect to compensation that is deferred and that vests after December 31, 2004, (ii) that voids any election of the Participant to the extent it would violate Section 409A of the Code, and (iii) for any distribution election that would violate Section 409A of the Code, to make distributions pursuant to the Award at the earliest to occur of a distribution event that is allowable under Section 409A of the Code or any distribution event that is both allowable under Section 409A of the Code and is elected by the Participant, subject to any valid second election to defer, provided that the Committee permits second elections to defer in accordance with Section 409A(a)(4)(C). The Committee shall have the sole discretion to interpret the requirements of the Code, including Section 409A, for purposes of the Plan and this Award Agreement.

62. Notices. Any notice or communication required or permitted by any provision of this Award Agreement to be given to you shall be in writing and shall be delivered personally or sent by certified mail, return receipt requested, addressed to you at the last address that the Company had for you on its records. Each party may, from time to time, by notice to the other party hereto, specify a new address for delivery of notices relating to this Award Agreement. Any such notice shall be deemed to be given as of the date such notice is personally delivered or properly mailed.

63. Binding Effect. Except as otherwise provided in this Award Agreement or in the Plan, every covenant, term, and provision of this Award Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legatees, legal representatives, successors, transferees, and assigns.

64. Modifications. This Award Agreement may be modified or amended at any time, in accordance with Section 15 of the Plan, provided that you must consent in writing to any modification that adversely alters or impairs any of your rights or obligations under this Award Agreement, unless there is an express Plan provision that permits the Committee to unilaterally make the modification.

65. Headings. Section and other headings contained in this Award Agreement are for reference purposes only and are not intended to describe, interpret, define or limit the scope or intent of this Award Agreement or any provision hereof.

66. Severability. Every provision of this Award Agreement and of the Plan is intended to be severable. If any term hereof is illegal or invalid for any reason, such illegality or invalidity shall not affect the validity or legality of the remaining terms of this Award Agreement.

67. Counterparts. This Award Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

Performance Unit and Performance Stock Award Agreement

Sorrento Therapeutics, Inc.

2009 Stock Incentive Plan

68. Plan Governs. By signing this Award Agreement, you acknowledge that you have received a copy of the Plan and that your Award Agreement is subject to all the provisions contained in the Plan, the provisions of which are made a part of this Award Agreement, and that your Award is subject to all interpretations, amendments, rules and regulations which from time to time may be promulgated and adopted pursuant to the Plan. In the event of a conflict between the provisions of this Award Agreement and those of the Plan, the provisions of the Plan shall control.

69. Governing Law. The laws of the State of Delaware (without regard to conflicts of law principles) shall govern the validity of this Award Agreement, the construction of its terms, and the interpretation of the rights and duties of the parties hereto.

70. Not a Contract of Employment. By executing this Award Agreement you acknowledge and agree that (i) any person whose service is terminated before full vesting of an award, such as the one granted to you by this Award, could claim that he or she was terminated to preclude vesting; (ii) you promise never to make such a claim; (iii) nothing in this Award Agreement or the Plan confers on you any right to continue an employment, service or consulting relationship with the Company Group, nor shall it affect in any way your right or the Company Group’s right to terminate your employment, service, or consulting relationship at any time, with or without Cause; and (iv) the Company would not have granted this Award to you but for these acknowledgements and agreements.

71. [Employment Agreement Provision [OPTIONAL IF EMPLOYEE HAS AN EMPLOYMENT AGREEMENT] By executing this Award, you acknowledge and agree that your rights upon a termination of employment before full vesting of this Award will be determined under Section              of that certain employment agreement between you and the Company, dated as of             , 20    .]

<Signature Page Follows>

Performance Unit and Performance Stock Award Agreement

Sorrento Therapeutics, Inc.

2009 Stock Incentive Plan

BY YOUR SIGNATURE BELOW, along with the signature of the Company’s representative, you and the Company agree that this Award is being made under and governed by the terms and conditions of this Award and the Plan.

SORRENTO THERAPEUTICS, INC.

By:
Name:
Its:

PARTICIPANT

The undersigned Participant hereby accepts the terms of this Award and the Plan.

By:
Name of Participant:

EXHIBIT A

SORRENTO THERAPEUTICS, INC.

2009 STOCK INCENTIVE PLAN

Plan Document

EXHIBIT B

SORRENTO THERAPEUTICS, INC.

2009 STOCK INCENTIVE PLAN

Plan Prospectus

EXHIBIT C

SORRENTO THERAPEUTICS, INC.

2009 STOCK INCENTIVE PLAN

Performance Measures to Determine Qualification for Performance Unit

SCHEDULE

Measure	Threshold	Target	Maximum	Weight

Range of Award Amounts for Use in Calculation

Threshold Award Amount	Target Award Amount	Maximum Award Amount

Formula for Calculation

Calculate and add the following for each Measure to determine the cash amount Participant qualifies to receive:

EXHIBIT D

SORRENTO THERAPEUTICS, INC.

2009 STOCK INCENTIVE PLAN

Performance Measures to Determine Qualification for Performance Stock

SCHEDULE

Measure	Threshold	Target	Maximum	Weight

Range of Award Values for Use in Calculation

Threshold Award Value	Target Award Value	Maximum Award Amount

Formula for Calculation

Calculate and add the following for each Measure to determine value of Shares of Performance Stock Participant qualifies to receive:

EXHIBIT E

SORRENTO THERAPEUTICS, INC.

2009 STOCK INCENTIVE PLAN

Designation of Beneficiary

In connection with Award Agreements between Sorrento Therapeutics, Inc. (the “Company”) and                     , an individual residing at                     (the “Recipient”), the Recipient hereby designates the person specified below as the beneficiary of the Recipient’s interest in Awards as defined in the Company’s 2009 Stock Incentive Plan (the “Plan”). This designation shall remain in effect until revoked in writing by the Recipient.

Name of Beneficiary:
Address:

Social Security No.:

This beneficiary designation relates to any and all of Recipient’s rights under the following Award or Awards:

☐	any Award that Recipient has received under the Plan.

☐	the Award that Recipient received pursuant to an award agreement dated , between Recipient and the Company.

The Recipient understands that this designation operates to entitle the above-named beneficiary to the rights conferred by an Award from the date this form is delivered to the Company until such date as this designation is revoked in writing by the Recipient, including by delivery to the Company of a written designation of beneficiary executed by the Recipient dated as of a later date.

Date:

By:
[Recipient Name]

Sworn to before me this

    day of         , 20

Notary Public County of
State of